UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23863

Brookfield Infrastructure Income Fund Inc.

(Exact name of registrant as specified in charter)

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281-1023

(Address of principal executive offices) (Zip code)

Brian F. Hurley, Esq.

Brookfield Public Securities Group LLC

Brookfield Place

225 Liberty Street, 35th Floor

New York, New York 10281

(Name and address of agent for service)

(855) 777-8001

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

        (a)

IN PROFILE

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., a Manitoba limited partnership (“BAM PIC Canada,” or the “Adviser”), provides investment advisory services to the Fund and certain public and private investment vehicles and programs that Brookfield currently manages and participates in, and may in the future manage and participate in, including co-investment vehicles, sidecar vehicles, separate accounts, region-specific vehicles, strategy-specific vehicles, sector-specific vehicles and Brookfield proprietary accounts (collectively, “Brookfield Accounts”). BAM PIC Canada is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC, an unlimited liability company formed under the laws of British Columbia, Canada (“BAM ULC”). Brookfield Public Securities Group LLC ("PSG") serves as the Administrator to the Fund. PSG is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC. Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management” or “BAM”) holds a 25% interest in BAM ULC. Brookfield Asset Management is a leading global alternative asset manager focused on real estate, renewable power, infrastructure and private equity, with over $900 billion of assets under management as of December 31, 2023.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to the Fund at publicsecurities.enquiries@brookfield.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call 1-855 -777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

TABLE OF CONTENTS

Letter to Shareholders	1
Management Discussion of Fund Performance	2
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	11
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	13
Consolidated Statement of Cash Flows	14
Consolidated Financial Highlights	15
Notes to Consolidated Financial Statements	17
Report of Independent Registered Public Accounting Firm	34
Tax Information	35
Board Considerations Relating to the Approval of the Investment Advisory and Sub-Advisory Agreements	36
Information Concerning Directors and Officers	40
Dividend Reinvestment Plan	44
Joint Notice of Privacy Policy	45

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to provide our Annual Report for Brookfield Infrastructure Income Fund Inc. (“the Fund” or “BII”) for the period from November 1, 2023 through December 31, 2023 (“the Period”).

BII launched on November 1, 2023, as a regulated investment company, structured as a “tender offer fund.” At the time of launch, a predecessor fund based in Luxembourg, Brookfield Infrastructure Income Fund SCSp (the “Predecessor Fund”), was reorganized into the Fund and as a result, the Fund adopted all of the assets and liabilities of the Predecessor Fund, including its portfolio of private infrastructure investments.

Although a relatively new fund, BII ended the year with a portfolio of 21 assets which we believe offers investors a diversified portfolio of investments that is designed to perform well through all parts of a market cycle. The Fund has, and will continue to, focus on investments with the following characteristics:

1.	Provides an Essential Service: Our investments are critical for the functioning of the economy and society and may increase in value during both periods of economic expansion and contraction.

2.	Contracted or Regulated Revenues: The majority of our assets have long-term contracted or regulated revenue agreements with investment-grade corporations or governments. Further, many of the assets are not exposed to volumes as the revenue agreements are “take-or-pay” or “availability-based,” meaning our customers pay a fixed payment to Brookfield as long as the asset is open and operational, regardless of whether customers actually use the assets.

3.	Cash Flows Linked to Inflation: Our in-place contracts and regulatory agreements often include CPI-based price adjustments or expense pass-through mechanisms. As a result, our assets can maintain, and potentially increase, revenues and margins during times of high inflation.

In addition to performance information and an additional discussion on factors impacting the Fund, this report provides the Fund’s audited financial statements and schedule of investments as of December 31, 2023.

We welcome your questions and comments and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldoaktree.com for more information. Thank you for your support.

Chloe Berry	David W. Levi, CFA
President	Chief Executive Officer
Brookfield Infrastructure Income Fund Inc.	Brookfield Oaktree Wealth Solutions

These views represent the opinions of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and are not intend to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2023, and subject to change based on subsequent developments.

Past performance is no guarantee of future results.

Quasar Distributors, LLC is the distributor of Brookfield Infrastructure Income Fund Inc.

2023 Annual Report 1

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Fund began operations on November 1, 2023, with a diversified portfolio of 19 private infrastructure equity and debt investments, spanning across sectors and geographies. Post launch, the Fund made three additional investments during the two-month period ended December 31, 2023. Two of these investments were in the renewable power & transition sector, and one was a follow-on investment in the Fund’s Australian utility business.

The Fund’s Class I shares returned 1.48% (net, not annualized) from inception through the period ended December 31, 2023. The Fund’s positive return was supported by the continued success of certain value-add initiatives within the portfolio’s investments, as well as the addition of several investments that were immediately additive to the Fund’s NAV.

Below is an overview of the Fund’s portfolio as of the end of the December 31, 2023.

Asset
Investment	Allocation	Sector	Geography	Overview
Terraform Renewable Power (TERP)	Equity	Renewable Power & Transition	Global	Large-scale, global portfolio of wind and solar assets under long-term contracts
Canadian Midstream (Inter Pipeline)	Equity	Midstream	North America	Strategic pipeline network connected to key supply and demand areas in North America, as well as a first-of-its kind petrochemical complex
U.S. Hydro (Smoky Mountain)	Equity	Renewable Power & Transition	North America	Advantageously located hydroelectric assets that provide reliable renewable power
North American Residential Infrastructure (Enercare)	Equity	Utilities	North America	Leading provider of critical infrastructure in the home across North America
Nuclear Services (Westinghouse)	Equity	Renewable Power & Transition	North America	Leading provider of critical technologies, products and services to the nuclear power industry
Canadian Wind Portfolio (Ontario Wind)	Equity	Renewable Power & Transition	North America	Fully contracted wind portfolio that supplies power to Ontario, Canada's electrical system
North American Residential Infrastructure (Homeserve)	Equity	Utilities	North America	Leading provider of home services with nearly 5 million customers
Colombian Renewable Power (Isagen)	Equity	Renewable Power & Transition	Latin America	Portfolio of hydroelectric assets that supply ~20% of Colombia’s electricity
European Telecom Towers (GD Towers)	Equity	Data	Europe	Telecommunication tower portfolio that provides nationwide coverage in Germany and Austria
Global Container Network (Triton International)	Equity	Transport	North America	One of the world’s largest owners & lessors of shipping containers (Owning 1 in 6 globally)
Australian Utility (AusNet Services)	Equity	Utilities	Asia Pacific	Portfolio of electric and gas utility networks in Victoria, Australia that supply power to 6.6 million people
U.S. Utility (FirstEnergy Transmission)	Equity	Utilities	North America	Portfolio of regulated electricity transmission utilities in the U.S. that will be critical to connecting renewable power to consumers
U.K. Utility (SGN)	Equity	Utilities	Europe	Portfolio of regulated gas distribution networks in the UK that services 6 million households
European LNG Vessels (Knutsen LNG)	Equity	Transport	Europe	Preferred equity investment to finance the construction of four LNG vessels
U.K. Wind & Solar (OnPath)	Equity	Renewable Power & Transition	Europe	Developer, owner, and operator of wind and solar farms in England and Scotland
U.S. Semiconductor Foundry (Intel Partnership)	Equity	Data	North America	Partnership to construct a U.S. semiconductor fabrication facility
Transport Loans	Debt	Transport	Various	Loans to transportation infrastructure businesses
Data Loans	Debt	Data	Various	Loans to digital infrastructure businesses
Renewable Power & Transition Loans	Debt	Renewable Power & Transition	Various	Loans to renewable power & transition businesses

2 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

OUTLOOK

The capital required to modernize the world’s infrastructure is immense, and we are particularly excited about the opportunities around deglobalization, decarbonization and digitalization. Higher interest rates and tightening bank lending standards have led to a scarcity of capital and sidelined many major investors without available capital. However, this has created conditions for well-capitalized investors, like Brookfield and BII, to acquire infrastructure assets at attractive valuations. Further, BII is also well-positioned to provide debt capital to other infrastructure companies, and we expect the Fund’s allocation to private infrastructure debt to increase in 2024.

INCEPTION TO DATE TOTAL RETURNS*

As of December 31, 2023	Since Inception†
Class I Shares (inception date: November 1, 2023)	1.48%
Class S (Excluding Sales Charge) (inception date: December 1, 2023)	0.70%
Class S (Including Sales Charge) (inception date: December 1, 2023)	-2.80%

* All returns shown in USD.

† Returns for less than one year are not annualized.

The graph below illustrates a hypothetical investment of $10,000 in the Fund—based on price from the commencement of investment operations on November 1, 2023 to December 31, 2023, compared to the FTSE Global Core Infrastructure 50/50 Index.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2023 Annual Report 3

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Disclosure

Past performance is no guarantee of future results.

All returns are shown in United States Dollars (“USD”).

The FTSE Global Core Infrastructure 50/50 Index gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights are adjusted as part of the semi-annual review according to three broad industry sectors—50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites and telecommunication towers. Company weights within each group are adjusted in proportion to their investable market capitalization.

An index does not reflect any fees, expenses or sales charges. It is not possible to invest directly into an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of the Fund’s holdings.

Investing in the Fund involves a high degree of risk, including possible loss of principal invested. There can be no assurance that the Fund will achieve its investment objective.

The Fund will subject Fund stockholders to greater risks associated with private market investments with potential limited liquidity. An investment in the Fund should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program.

Private infrastructure investments are subject to the risks incidental to the ownership and operation of infrastructure projects, including risks associated with the general economic climate, geographic or market concentration, government regulations and fluctuations in interest rates. Since investments in infrastructure securities, like many other types of long-term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in occasional or permanent reductions in the value of the these investments. Such specific market conditions could include, but are not limited to, the following: (i) demand for commodities, such as natural gas or minerals; (ii) impact of alternative technologies on our business and cyber security attacks; (iii) ability to successfully identify, complete and integrate acquisitions; (iv) competition with other market participants; (v) construction or expansion or projects, environmental damage and future capital expenditures; (vi) economic regulation and adverse regulatory decisions in the countries we operate, including nationalization or the imposition of new taxes; (vii) supply chain disruptions; and (viii) adverse claims or governmental rights or governmental rights asserted against the lands used for our infrastructure assets.

The Fund currently intends to use leverage from time to time to facilitate short-term working capital requirements and to seek to achieve its investment objectives. Leverage creates risks that may adversely affect the return for the stockholders.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. and are not intended to predict or depict the performance of any investment. These views are primarily as of the close of business on December 31, 2023 and subject to change based on subsequent developments.

4 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments

December 31, 2023

	DATE					FAIR
	ACQUIRED	FOOTNOTE	LOCATION	OWNERSHIP	COST[1]	VALUE
PRIVATE INVESTMENTS - 108.3%
PRIVATE EQUITY INVESTMENTS - 95.3%
Renewable Power & Transition 43.2%
Canadian Wind Portfolio (Ontario Wind)	November 2022	2,3,4,5	North America	23%	$107,792,812	$113,599,103
Colombian Renewable Power (Isagen)	December 2022	2,4,5,6	Latin America	1%	102,221,233	100,976,332
Nuclear Services (Westinghouse)	November 2023	2,4,5,6	North America	3%	115,000,000	117,835,993
Terraform Renewable Power (TERP)	November 2022	2,4,5,6	Global	7%	195,081,059	197,610,275
U.K. Wind & Solar Portfolio (OnPath)	December 2023	2,4,5,6	Europe	3%	18,506,334	18,679,996
U.S. Hydro (Smoky Mountain)	March 2023	2,3,4,5	North America	28%	142,417,324	141,351,434
Total Renewable Power & Transition					681,018,762	690,053,133

Utilities 27.0%
Australian Utility (AusNet Services)	November 2022	2,3,4,5	Asia Pacific	1%	92,214,111	99,067,180
North American Residential Infrastructure (Enercare)	November 2022	2,3,4,5	North America	3%	111,558,936	124,458,070
North American Residential Infrastructure (Homeserve)	January 2023	2,4,5,6	North America	3%	94,949,535	96,484,198
U.K. Utility (SGN)	November 2022	2,3,4,5	Europe	1%	51,268,087	53,945,067
U.S. Utility (FirstEnergy Transmission)	November 2022	2,4,5,6	North America	1%	56,033,140	56,974,335
Total Utilities					406,023,809	430,928,850

Midstream 10.9%
Canadian Midstream (Inter Pipeline)	November 2022	2,3,4,5	North America	3%	164,782,277	173,857,590
Total Midstream					164,782,277	173,857,590

Transport 8.2%
European LNG Vessels (Knutsen LNG)	March 2023	2,4,5,6	Europe	31%	37,420,208	37,245,008
Global Container Network (Triton International)	April 2023	2,4,5,6	North America	2%	91,275,740	93,810,489
Total Transport					128,695,948	131,055,497

Data 6.0%
European Telecom Towers (GD Towers)	February 2023	2,4,5,6	Europe	1%	90,091,508	95,643,837
U.S. Semiconductor Foundry (Intel Partnership)	January 2023	2,3,4,5	North America	1%	–	–
Total Data					90,091,508	95,643,837
Total PRIVATE EQUITY INVESTMENTS					1,470,612,304	1,521,538,907

PRIVATE DEBT INVESTMENTS - 13.0%
BII BID Aggregator A L.P.	December 2023	2,4,5,7	North America	12%	112,978,515	114,729,450
BII BID Aggregator B L.P.	December 2023	2,4,5,7	North America	15%	89,534,448	92,720,852
Total PRIVATE DEBT INVESTMENTS					202,512,963	207,450,302

Total PRIVATE INVESTMENTS					1,673,125,267	1,728,989,209

			PRINCIPAL	FAIR
	FOOTNOTE	LOCATION	AMOUNT	VALUE
PUBLIC SECURITIES 21.9%
Corporate Bonds 18.8%

Infrastructure Services
GFL Environmental, Inc., 3.75%, 08/01/2025	8	North America	560,000	546,828
Republic Services, Inc., 2.50%, 08/15/2024	9	North America	14,571,000	14,293,525
Republic Services, Inc., 2.90%, 07/01/2026		North America	555,000	533,007
Waste Connections, Inc., 4.25%, 12/01/2028		North America	1,400,000	1,391,178
Waste Management, Inc., 3.15%, 11/15/2027		North America	1,145,000	1,096,921
Waste Management, Inc., 3.50%, 05/15/2024		North America	150,000	148,747
Total Infrastructure Services			18,381,000	18,010,206

Media
CCO Holdings LLC, 6.38%, 09/01/2029	8	North America	580,000	572,069
Charter Communications Operating LLC, 4.91%, 07/23/2025	9	North America	2,220,000	2,199,283
Comcast Corp., 2.35%, 01/15/2027	9	North America	2,555,000	2,399,815
Total Media			5,355,000	5,171,167

Oil Gas Transportation & Distribution
Antero Midstream Partners LP, 5.75%, 03/01/2027	8	North America	560,000	555,716

See Notes to Consolidated Financial Statements.

2023 Annual Report 5

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2023

			PRINCIPAL	FAIR
	FOOTNOTE	LOCATION	AMOUNT	VALUE
PUBLIC SECURITIES 21.9% (continued)
Corporate Bonds 18.8% (continued)

Oil Gas Transportation & Distribution (continued)
Boardwalk Pipelines LP, 4.45%, 07/15/2027	9	North America	$2,210,000	$2,168,316
Buckeye Partners LP, 4.13%, 12/01/2027		North America	360,000	342,000
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/2027	9	North America	1,610,000	1,618,930
Cheniere Energy, Inc., 4.63%, 10/15/2028	9	North America	1,390,000	1,355,199
DCP Midstream Operating LP, 5.63%, 07/15/2027		North America	1,080,000	1,106,262
DT Midstream, Inc., 4.13%, 06/15/2029	8	North America	600,000	552,027
Enbridge, Inc., 3.50%, 06/10/2024		North America	6,498,000	6,431,764
Enbridge, Inc., 5.97%, 03/08/2026		North America	1,170,000	1,170,257
Enbridge, Inc., (SOFR Index + 0.63%), 6.05%, 02/16/2024	10	North America	805,000	805,232
Energy Transfer LP, 2.90%, 05/15/2025		North America	575,000	557,268
Energy Transfer LP, 3.90%, 05/15/2024	9	North America	5,000,000	4,961,857
Energy Transfer LP, 5.63%, 05/01/2027	8	North America	840,000	837,132
Energy Transfer LP, 5.88%, 01/15/2024	9	North America	880,000	879,798
EnLink Midstream LLC, 5.38%, 06/01/2029		North America	1,155,000	1,130,236
Enterprise Products Operating LLC, 3.70%, 02/15/2026		North America	1,120,000	1,103,308
Enterprise Products Operating LLC, 3.90%, 02/15/2024	9	North America	955,000	952,813
EQM Midstream Partners LP, 7.50%, 06/01/2027	8	North America	540,000	555,481
Gulfstream Natural Gas System LLC, 4.60%, 09/15/2025	8	North America	310,000	304,278
Gulfstream Natural Gas System LLC, 6.19%, 11/01/2025	8	North America	840,000	844,810
Hess Midstream Operations LP, 5.13%, 06/15/2028	8	North America	520,000	501,703
Kinder Morgan, Inc., 4.30%, 06/01/2025	9	North America	1,655,000	1,634,302
Magellan Midstream Partners LP, 3.20%, 03/15/2025	9	North America	1,175,000	1,142,097
MPLX LP, 4.00%, 02/15/2025	9	North America	1,610,000	1,585,398
MPLX LP, 4.88%, 12/01/2024		North America	15,859,000	15,767,765
NuStar Logistics LP, 6.00%, 06/01/2026		North America	550,000	549,032
ONEOK, Inc., 2.75%, 09/01/2024	9	North America	1,570,000	1,538,720
Parkland Corp., 5.88%, 07/15/2027	8	North America	560,000	557,739
Plains All American Pipeline LP, 4.65%, 10/15/2025	9	North America	2,145,000	2,121,357
Rockies Express Pipeline LLC, 3.60%, 05/15/2025	8	North America	565,000	546,759
Sabine Pass Liquefaction LLC, 5.63%, 03/01/2025		North America	1,050,000	1,052,127
Sabine Pass Liquefaction LLC, 5.75%, 05/15/2024	9	North America	2,960,000	2,958,279
Targa Resources Partners LP, 6.88%, 01/15/2029	9	North America	3,155,000	3,258,200
TransCanada PipeLines Ltd., 4.88%, 01/15/2026		North America	2,145,000	2,139,687
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/2029	8	North America	610,000	553,882
Western Midstream Operating LP, 4.75%, 08/15/2028		North America	1,120,000	1,093,465
Williams Cos., Inc. (The), 4.55%, 06/24/2024	9	North America	5,624,000	5,592,812
Total Oil Gas Transportation & Distribution			71,371,000	70,826,008

Telecommunication Services
American Tower Corp., 3.38%, 05/15/2024	9	North America	1,165,000	1,153,996
AT&T, Inc., 0.90%, 03/25/2024		North America	15,000,000	14,834,647
AT&T, Inc., 1.70%, 03/25/2026	9	North America	1,975,000	1,848,538
Bell Telephone Co. of Canada or Bell Canada, 0.75%, 03/17/2024		North America	12,115,000	11,990,895
Cogent Communications Group, Inc., 3.50%, 05/01/2026	8	North America	450,000	430,814
Crown Castle, Inc., 3.20%, 09/01/2024		North America	4,855,000	4,775,758
Crown Castle, Inc., 4.45%, 02/15/2026	9	North America	1,500,000	1,477,870
Digital Realty Trust LP, 3.70%, 08/15/2027		North America	1,135,000	1,094,786
Equinix, Inc., 2.63%, 11/18/2024		North America	4,056,000	3,950,322
Rogers Communications, Inc., 3.20%, 03/15/2027		North America	1,215,000	1,160,408
SBA Communications Corp., 3.88%, 02/15/2027		North America	575,000	552,341
Sprint LLC, 7.13%, 06/15/2024		North America	10,000,000	10,043,240
T-Mobile USA, Inc., 3.50%, 04/15/2025	9	North America	3,625,000	3,548,957
Verizon Communications, Inc., 0.75%, 03/22/2024		North America	10,550,000	10,436,467

See Notes to Consolidated Financial Statements.

6 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2023

			PRINCIPAL	FAIR
	FOOTNOTE	LOCATION	AMOUNT	VALUE
PUBLIC SECURITIES 21.9% (continued)
Corporate Bonds 18.8% (continued)

Telecommunication Services (continued)
Verizon Communications, Inc., 2.63%, 08/15/2026	9	North America	$2,465,000	$2,348,717
Total Telecommunication Services			70,681,000	69,647,756

Transportation
Canadian Pacific Railway Co., 1.35%, 12/02/2024		North America	765,000	736,822
Canadian Pacific Railway Co., 2.90%, 02/01/2025		North America	1,335,000	1,302,781
CSX Corp., 2.60%, 11/01/2026	9	North America	1,675,000	1,593,609
Union Pacific Corp., 4.75%, 02/21/2026	9	North America	2,130,000	2,143,969
Total Transportation			5,905,000	5,777,181

Utility
AEP Texas, Inc., 3.85%, 10/01/2025	8,9	North America	1,929,000	1,874,121
AES Corp. (The), 3.30%, 07/15/2025	8,9	North America	1,690,000	1,627,671
Ameren Corp., 1.75%, 03/15/2028	9	North America	1,350,000	1,193,584
Ameren Corp., 2.50%, 09/15/2024	9	North America	15,158,000	14,819,797
American Electric Power Co., Inc., 2.03%, 03/15/2024		North America	3,225,000	3,198,508
American Water Capital Corp., 3.85%, 03/01/2024		North America	15,935,000	15,880,371
Black Hills Corp., 5.95%, 03/15/2028		North America	1,080,000	1,119,703
CenterPoint Energy Resources Corp., 5.25%, 03/01/2028		North America	1,410,000	1,446,995
Clearway Energy Operating LLC, 4.75%, 03/15/2028	8	North America	595,000	572,937
Cleveland Electric Illuminating Co. (The), 5.50%, 08/15/2024	9	North America	5,606,000	5,596,895
CMS Energy Corp., 3.45%, 08/15/2027		North America	1,125,000	1,072,265
CMS Energy Corp., 3.88%, 03/01/2024		North America	5,425,000	5,406,769
Consolidated Edison Co. of New York, Inc., 4.00%, 12/01/2028	9	North America	1,670,000	1,631,851
Constellation Energy Generation LLC, 3.25%, 06/01/2025		North America	1,120,000	1,088,014
Dominion Energy, Inc., 3.07%, 08/15/2024	9	North America	1,165,000	1,145,667
DTE Energy Co., 1.05%, 06/01/2025		North America	1,145,000	1,079,065
DTE Energy Co., 4.22%, 11/01/2024		North America	6,212,000	6,139,340
Duke Energy Corp., 2.65%, 09/01/2026		North America	1,150,000	1,091,932
Duke Energy Corp., 3.75%, 04/15/2024	9	North America	5,088,000	5,060,077
Edison International, 3.55%, 11/15/2024	9	North America	10,260,000	10,071,256
Edison International, 4.95%, 04/15/2025		North America	1,060,000	1,052,733
Entergy Corp., 0.90%, 09/15/2025	9	North America	1,730,000	1,608,430
Evergy, Inc., 2.45%, 09/15/2024	9	North America	3,418,000	3,340,221
Eversource Energy, 2.90%, 10/01/2024	9	North America	11,178,000	10,949,185
Eversource Energy, 4.20%, 06/27/2024		North America	760,000	754,190
Exelon Corp., 3.40%, 04/15/2026		North America	1,120,000	1,084,685
FirstEnergy Corp., 4.15%, 07/15/2027		North America	850,000	817,670
Fortis, Inc., 3.06%, 10/04/2026		North America	1,675,000	1,587,429
Jersey Central Power & Light Co., 4.70%, 04/01/2024	8	North America	3,410,000	3,397,644
NextEra Energy Capital Holdings, Inc., 4.26%, 09/01/2024		North America	765,000	757,504
NiSource, Inc., 3.49%, 05/15/2027		North America	1,125,000	1,083,995
NRG Energy, Inc., 6.63%, 01/15/2027		North America	545,000	546,091
Pacific Gas and Electric Co., 3.15%, 01/01/2026		North America	1,125,000	1,079,190
Public Service Electric and Gas Co., 3.00%, 05/15/2027	9	North America	1,720,000	1,637,424
Public Service Enterprise Group, Inc., 2.88%, 06/15/2024		North America	3,447,000	3,402,690
Sempra, 3.30%, 04/01/2025		North America	1,130,000	1,102,638
Sempra Global, 3.25%, 01/15/2032	8	North America	955,000	786,003
Southern Co. (The), 4.48%, 08/01/2024	9	North America	11,576,000	11,479,455
Xcel Energy, Inc., 3.30%, 06/01/2025		North America	1,080,000	1,053,682
Total Utility			131,007,000	128,637,677

Wireless Telecommunication Services
Rogers Communications, Inc., 3.20%, 03/15/2027		North America	180,000	171,912

See Notes to Consolidated Financial Statements.

2023 Annual Report 7

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2023

			PRINCIPAL	FAIR
	FOOTNOTE	LOCATION	AMOUNT	VALUE
PUBLIC SECURITIES 21.9% (continued)
Corporate Bonds 18.8% (continued)

Media
UPC Broadband Finco BV, 4.88%, 07/15/2031	8	Europe	$510,000	$448,856

Telecommunication Services
Virgin Media Secured Finance plc, 5.50%, 05/15/2029	8	Europe	475,000	458,871

Utility
Atlantica Sustainable Infrastructure plc, 4.13%, 06/15/2028	8	Europe	545,000	510,770
Total Corporate Bonds (Cost $297,692,289)				299,660,404

			SHARES	VALUE
Short-Term Investments 3.1%
Fidelity Institutional Money Market Treasury Portfolio, Institutional Class, 5.27%	11	North America	24,357,732	24,357,732
Invesco Government & Agency Portfolio, Institutional Class, 5.28%	11	North America	24,357,733	24,357,733
Total Short-Term Investments (Cost $48,715,465)				48,715,465
Total PUBLIC SECURITIES 21.9%				348,375,869
Total Investments (Cost $2,019,533,021) 130.2%				2,077,365,078
Liabilities in Excess of Other Assets (30.2)%				(480,609,145)
TOTAL NET ASSETS 100.0%				$1,596,755,933

The following notes should be read in conjunction with the accompanying Consolidated Schedule of Investments.

1	Cost initially reflects the market value as of the date of Reorganization, where applicable, and is adjusted for subsequent purchases and sales activity.
2	Affiliated security (refer to Note 11, Investments in Affiliated Issuers, for further details).
3	Held through wholly-owned subsidiaries (refer to Note 2, Significant Accounting Policies, for further details).
4	These securities are characterized as Level 3 securities within the disclosure hierarchy. Level 3 security values are determined using significant unobservable inputs. As of December 31, 2023, the total value of all such securities was $1,728,989,209 or 108.3% of net assets.
5	Reflects the date at which the Predecessor Fund initially acquired the investment, where applicable. Certain investments held by the Predecessor Fund were purchased from affiliates.
6	Indirectly held through an affiliated unconsolidated special purpose vehicle.
7	The Fund’s investments in BII BID Aggregator A L.P. (“Aggregator A”) and BII BID Aggregator B L.P. (“Aggregator B”) represent equity interests in entities that provide debt loans to infrastructure borrowers, either by committing and funding these loans entirely with their own capital, or alongside affiliates. Brookfield Infrastructure Debt Fund III, LP, an affiliate of the Fund, is also an investor in Aggregator A and Aggregator B (i.e. a co-investor). Aggregator A and Aggregator B do not charge management fees and redemption provisions are limited to the liquidity of their investments, which may be limited. The infrastructure debt loans are made across multiple sectors, including transport, data and renewable power & transition.

The Fund may use certain derivative instruments, in order to hedge its currency or interest rate risk, in accordance with its investment program.

Aggregator A:

Aggregator A has made loan commitments of $139 million of which $111 million was funded as of December 31, 2023. The coupons for these loans are fixed and, as of December 31, 2023, range from 8% to 9%. The maturities range from April 2027 to September 2028.

Aggregator B:

Aggregator B has made loan commitments of $93 million, all of which were fully funded as of December 31, 2023. The coupons for these loans are comprised of fixed and variable rates and, as of December 31, 2023, range from 9% to 12% (on a swapped to fixed basis). The maturities range from August 2027 to April 2028.

8	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional buyers. As of December 31, 2023, the total value of such security was $17,036,111 or 1.1% of net assets.
9	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. As of December 31, 2023, the total value of the collateral was $96,521,772.
10	Variable rate security – Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.
11	The rate shown represents the seven-day yield as of December 31, 2023.

See Notes to Consolidated Financial Statements.

8 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2023

Interest Rate Swap Contracts

At December 31, 2023, the Fund had the following interest rate swap contracts outstanding:

				Notional
				Amount			Upfront	Unrealized
	Payment		Maturity	(Local			Payments	Gain/(Loss)
Description	Frequency	Counterparty	Date	Currency)	Currency	Value	(Receipts)	(USD)
OTC Interest Swap Contracts
Receive 4.921% Pay 1-day SONIA	Annual	Macquarie	4/17/26	34,000,000	AUD	$1,798,661	$—	$146,506
Receive 4.236% Pay 3-month BBSY	Annual	Macquarie	4/17/26	17,316,472	GBP	2,584,217	—	482,141
Total Interest Rate Swap Contracts						$4,382,878	$—	$628,647

Foreign currency forward contracts

At December 31, 2023, the Fund had the following forward exchange contracts outstanding:

						Value /
						Unrealized
						Appreciation
Settlement Date	Currency to be received		Currency to be delivered		Counterparty	(Depreciation)
1/7/2025	31,264,000,000	COP	7,289,345	USD	Macquarie Group	$247,194
2/28/2025	1,582,020	EUR	1,778,665	USD	Mizuho Financial Group	267
6/6/2025	2,282,600	USD	2,000,000	EUR	Mizuho Financial Group	22,228
Total unrealized appreciation						269,689

1/22/2024	634,267	USD	994,460	AUD	Goldman Sachs & Co.	(43,370)
1/22/2024	655,522	USD	538,019	GBP	Goldman Sachs & Co.	(29,393)
4/4/2024	100,512,052	USD	137,405,000	CAD	Mizuho Financial Group	(3,324,357)
4/22/2024	596,526	USD	932,947	AUD	Goldman Sachs & Co.	(40,276)
4/22/2024	614,974	USD	504,739	GBP	Goldman Sachs & Co.	(27,441)
5/17/2024	6,397,000	USD	10,000,000	AUD	Goldman Sachs & Co.	(430,971)
7/22/2024	421,868	USD	658,551	AUD	Goldman Sachs & Co.	(28,052)
7/22/2024	614,873	USD	504,739	GBP	Goldman Sachs & Co.	(27,169)
10/3/2024	124,187,304	USD	170,000,000	CAD	Macquarie Group	(4,386,680)
10/4/2024	42,182,079	USD	38,669,000	GBP	Mizuho Financial Group	(6,814,735)
10/8/2024	63,445,792	USD	98,756,000	AUD	Mizuho Financial Group	(4,046,460)
10/22/2024	427,036	USD	665,788	AUD	Goldman Sachs & Co.	(27,949)
10/22/2024	621,375	USD	510,286	GBP	Goldman Sachs & Co.	(27,556)
1/7/2025	43,297	USD	249,000,000	COP	Macquarie Group	(16,036)
1/7/2025	25,195,955	USD	144,524,000,000	COP	Macquarie Group	(9,244,889)
1/7/2025	24,655,323	USD	141,275,000,000	COP	Macquarie Group	(9,012,476)
1/7/2025	24,662,872	USD	140,825,000,000	COP	Macquarie Group	(8,901,720)
1/22/2025	427,302	USD	665,788	AUD	Goldman Sachs & Co.	(27,548)
1/22/2025	621,069	USD	510,286	GBP	Goldman Sachs & Co.	(27,909)
2/28/2025	28,977,000	USD	26,000,000	EUR	Mizuho Financial Group	(245,907)
4/3/2025	126,684,626	USD	173,525,000	CAD	Macquarie Group	(4,676,927)
4/24/2025	418,013	USD	651,314	AUD	Goldman Sachs & Co.	(26,589)
4/24/2025	607,068	USD	499,193	GBP	Goldman Sachs & Co.	(27,808)

See Notes to Consolidated Financial Statements.

2023 Annual Report 9

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Schedule of Investments (continued)

December 31, 2023

						Value /
						Unrealized
						Appreciation
Settlement Date	Currency to be received		Currency to be delivered		Counterparty	(Depreciation)
6/6/2025	2,235,468	USD	11,326,000,000	COP	Macquarie Group	$(115,816)
6/6/2025	38,500,000	EUR	44,086,350	USD	Mizuho Financial Group	(565,222)
6/6/2025	2,854,770	USD	4,300,000	AUD	Mizuho Financial Group	(84,749)
6/6/2025	56,593,350	USD	51,500,000	EUR	Mizuho Financial Group	(1,477,348)
6/6/2025	2,220,138	USD	1,800,000	GBP	Mizuho Financial Group	(71,048)
6/12/2025	2,152,933	USD	1,710,000	GBP	Mizuho Financial Group	(26,422)
7/22/2025	422,592	USD	658,551	AUD	Goldman Sachs & Co.	(26,418)
7/22/2025	613,258	USD	504,739	GBP	Goldman Sachs & Co.	(28,653)
8/29/2025	29,040,050	USD	26,000,000	EUR	Mizuho Financial Group	(403,113)
9/15/2025	1,493,045	USD	2,300,000	AUD	Mizuho Financial Group	(74,919)
9/15/2025	9,457,662	USD	12,800,000	CAD	Mizuho Financial Group	(245,194)
9/15/2025	2,653,080	USD	2,400,000	EUR	Mizuho Financial Group	(64,609)
9/15/2025	1,363,780	USD	1,100,000	GBP	Mizuho Financial Group	(37,096)
9/22/2025	3,084,897	USD	13,808,000,000	COP	Macquarie Group	(411,981)
10/22/2025	426,836	USD	665,788	AUD	Goldman Sachs & Co.	(26,406)
10/22/2025	619,385	USD	510,286	GBP	Goldman Sachs & Co.	(29,562)
12/15/2025	5,074,276	USD	6,900,000	CAD	Mizuho Financial Group	(158,205)
1/22/2026	426,570	USD	665,788	AUD	Goldman Sachs & Co.	(25,993)
1/22/2026	618,926	USD	510,286	GBP	Goldman Sachs & Co.	(30,042)
2/27/2026	31,005,995	USD	27,700,000	EUR	Mizuho Financial Group	(580,540)
3/31/2026	3,111,803	USD	4,200,000	CAD	Mizuho Financial Group	(78,156)
3/31/2026	1,229,085	USD	1,100,000	EUR	Mizuho Financial Group	(26,479)
4/17/2026	15,345,600	USD	24,000,000	AUD	Goldman Sachs & Co.	(941,134)
4/17/2026	393,991	USD	615,130	AUD	Goldman Sachs & Co.	(23,503)
4/17/2026	20,956,394	USD	17,316,472	GBP	Goldman Sachs & Co.	(1,067,850)
4/17/2026	571,456	USD	471,460	GBP	Goldman Sachs & Co.	(28,255)
9/30/2026	4,816,731	USD	4,300,000	EUR	Mizuho Financial Group	(123,540)
12/8/2026	16,200,279	USD	12,945,000	GBP	Mizuho Financial Group	(331,462)
12/21/2026	25,110,840	USD	37,689,816	AUD	Mizuho Financial Group	(464,941)
Total unrealized depreciation						(59,030,874)
Net unrealized depreciation						$(58,761,185)

Abbreviations

AUD	— Australian Dollar
CAD	— Canadian Dollar
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
USD	— U.S. Dollar
BBSY	— Bank Bill Swap Rate
SONIA	— Sterling Over Night Indexed Average

See Notes to Consolidated Financial Statements.

10 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Assets and Liabilities

December 31, 2023

		As of
	Note	December 31, 2023
Assets:
Investments in unaffiliated securities, at fair value (cost: $346,407,754)	3	$348,375,869
Investments in affiliated securities, at fair value (cost: $1,673,125,267)	3	1,728,989,209
Total investments, at value (cost: $2,019,533,021)		2,077,365,078
Distributions and interest receivable		7,413,068
Foreign currency forward contracts	2,3	269,689
Interest rate swap contracts	2,3	628,647
Deferred financing costs	9	818,136
Deferred offering costs	2	338,888
Due from Adviser	7	17,242,815
Other assets		2,010,000
Total assets		2,106,086,321
Liabilities:
Loan payable	3,7	174,000,000
Credit facility payable	3,9	97,902,000
Reverse repurchase agreements	3,9	84,537,000
Interest payable	7,9	1,693,020
Foreign currency forward contracts	2,3	59,030,874
Subscriptions received in advance	4	50,695,000
Management fees payable	7	1,904,441
Incentive fees payable	7	3,820,311
Organizational costs payable		11,325,213
Distributions payable	6	5,937,294
Due to custodian		4,908,352
Accounts payable and other liabilities		2,342,675
Current taxes payable		1,196,361
Deferred taxes payable	10	10,037,847
Total liabilities		509,330,388
Commitments and contingencies	12	.
Net Assets		$1,596,755,933

Composition of Net Assets:
Paid-in capital		$1,570,595,076
Distributable earnings		26,160,857
Net Assets		$1,596,755,933

Net Assets
Class I Shares — Net Assets		$1,589,721,671
Shares outstanding		157,906,744
Net asset value and redemption price per share		$10.07

Class S Shares — Net Assets		$7,034,262
Shares outstanding		700,900
Net asset value and redemption price per share		$10.04
Offering price per share based on a maximum sales charge of 3.50%		$10.40

See Notes to Consolidated Financial Statements.

2023 Annual Report 11

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Operations

For the period from November 1, 2023 (commencement of operations) to December 31, 2023

		Period Ended
	Note	December 31, 2023[1]
Investment income:
Dividend and distribution income from affiliated investments (net of foreign taxes of $651,652)		$30,397,643
Interest and other income from unaffiliated investments		2,984,932
Less return of capital distributions		(17,883,619)
Total investment income		15,498,956
Expenses:
Management fees	7	3,314,373
Incentive fees	7	1,085,988
Administration fees	7	78,274
Distribution and shareholder servicing fees - Class S		4,965
Organizational costs	2,7	11,325,213
Audit and tax services		380,360
Other operating expenses		367,985
Directors' fees		100,000
Offering costs	2	67,778
Transfer agent fees		62,750
Legal fees		40,000
Total operating expenses		16,827,686
Interest expense and other financing costs	7,9	2,481,644
Total expenses		19,309,330
Less expenses reimbursed by the Adviser	7	(10,875,213)
Net expenses		8,434,117
Net investment income (before taxes)		7,064,839
Current tax expense	10	880,288
Net investment income		6,184,551

Net realized gain (loss) on:
Investments in unaffiliated investments		13,269
Foreign currency transactions		150,673
Foreign currency forward contracts		(35,172)
Net realized gain		128,770
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated investments		55,863,942
Investments in unaffiliated investments		1,968,115
Foreign currency forward contracts		(38,741,205)
Interest rate swap contracts		708,564
Deferred taxes reimbursed by the Adviser		6,774,268
Change in deferred taxes on unrealized appreciation		(10,037,847)
Net change in unrealized appreciation		16,535,837
Net realized and unrealized gain		16,664,607
Net increase in net assets resulting from operations		$22,849,158

1    For the period November 1, 2023 (commencement of operations) to December 31, 2023.

See Notes to Consolidated Financial Statements.

12 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statements of Changes in Net Assets

For the period from November 1, 2023 (commencement of operations) to December 31, 2023

	Note	Period Ended December 31, 2023[1]
Increase in Net Assets Resulting from Operations:
Net investment income		$6,184,551
Net realized gain		128,770
Net change in unrealized appreciation		16,535,837
Net increase in net assets resulting from operations		22,849,158
Distributions to shareholders:	6
From distributable earnings
Class I shares		(9,359,500)
Class S shares		(11,234)
From return of capital
Class I shares		(2,806,825)
Class S shares		(10,073)
Total distributions paid		(12,187,632)
Capital share transactions:	4
Subscriptions		35,480,530
Reinvestment of distributions		1,975,890
Shares issued due to Reorganization		1,548,637,987
Net increase in capital share transactions		1,586,094,407
Total increase in net assets		1,596,755,933
Net Assets:
Beginning of Period		—
End of Period		$1,596,755,933

1       For the period November 1, 2023 (commencement of operations) to December 31, 2023.

See Notes to Consolidated Financial Statements.

2023 Annual Report 13

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Statement of Cash Flows

For the period from November 1, 2023 (commencement of operations) to December 31, 2023

Period Ended
December 31, 2023[1]
Operating activities:
Net increase in net assets resulting from operations	$22,849,158
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of long-term portfolio investments	(390,745,807)
Proceeds from disposition of long-term portfolio investments	419,784
Net purchases and sales of short-term portfolio investments	(48,715,465)
Net accretion of discount on investments and other adjustments to cost	(432,770)
Return of capital distributions from portfolio investments	17,883,619
Acquired from Reorganization[2]	(10,142,398)
Increase in distributions and interest receivable	(7,413,068)
Increase in deferred financing costs	(818,136)
Increase in deferred offering costs	(338,888)
Increase in due from adviser	(17,242,815)
Increase in other assets	(2,010,000)
Increase in interest payable	1,693,020
Increase in management fees payable	1,904,441
Increase in incentive fees payable	3,820,311
Increase in organizational costs payable	11,325,213
Increase in accounts payable and other liabilities	7,251,027
Increase in current taxes payable	1,196,361
Increase in deferred taxes payable	10,037,847
Net change in unrealized appreciation on investments	(57,832,057)
Net change in unrealized depreciation on foreign currency forward contracts	38,741,205
Net change in unrealized appreciation on interest rate swap contracts	(708,564)
Cash flows used in operating activities	(419,277,982)
Financing activities:
Proceeds from loan facility	174,000,000
Proceeds from credit facility	113,402,000
Repayment to credit facility	(31,500,000)
Net cash provided by reverse repurchase agreements	84,537,000
Cash provided from subscriptions	61,834,888
Distributions paid to shareholders, net of reinvestments	(7,336,548)
Cash acquired from Reorganization[2]	24,340,642
Cash flows from financing activities	419,277,982

Net increase/(decrease) to cash	—
Cash, Beginning of Period	—
Cash, End of Period	$—

1	For the period November 1, 2023 (commencement of operations) to December 31, 2023.
2	Capital received on Reorganization was $1,548,637,987 (including cash). "Acquired from Reorganization" in operating activities relates to operating assets and liabilities of the Predecessor Fund while "Cash acquired from Reorganization" in financing activities reflects the cash balance of the Predecessor Fund immediately prior to the Reorganization.

Supplemental Disclosure of Cash Flow Information:

Interest payments on the loan, credit facility and reverse repurchase agreements for the period ended December 31, 2023 totaled $899,191.

Non-cash financing activities consist of distributions reinvested through our Dividend Reinvestment Plan of $1,975,890 for the period ended December 31, 2023

See Notes to Consolidated Financial Statements.

14 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights

For the period from November 1, 2023 (commencement of operations) to December 31, 2023

Period Ended
December 31, 2023[1]
Class I
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[2]	0.04
Net realized and unrealized gain[2]	0.11
Total from investment operations[2]	0.15
Distributions to Shareholders:
From distributable earnings	(0.06)
From return of capital	(0.02)
Total distributions to shareholders[3]	(0.08)
Net asset value, end of period	$10.07
Total Investment Return[4,5]	1.48%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,589,722
Ratio of Expenses to Average Net Assets:
Management fee expense	1.25%
Incentive fee expense	0.41%
Operating expenses	0.26%
Total expenses before interest, current tax and organizational and offering expenses	1.92%
Organizational and offering expenses[5]	0.72%
Interest expense[5]	0.16%
Current tax expense[5]	0.06%
Gross expenses, excluding reimbursement and including interest, current tax and organizational and offering expenses	2.86%
Expense reimbursement/waivers[5]	(0 68)%
Net expenses, including reimbursement, interest, current tax and organizational and offering expenses	2.18%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Net investment income	3.67%
Net investment income, excluding the effect of reimbursement, interest expense and current tax expense	3.21%
Portfolio turnover rate[5]	0.03%

1	Ratios are annualized for the period from November 1, 2023 (share class inception) to December 31, 2023, unless otherwise noted.
2	Per share amounts presented are based on average shares outstanding for the period from inception to December 31, 2023.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.

See Notes to Consolidated Financial Statements.

2023 Annual Report 15

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Consolidated Financial Highlights (continued)

For the period from November 1, 2023 (commencement of operations) to December 31, 2023

Period Ended
December 31, 2023[1]
Class S
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[2]	0.05
Net realized and unrealized gain[2]	0.02
Total from investment operations[2]	0.07
Distributions to Shareholders:
From distributable earnings	(0.02)
From return of capital	(0.01)
Total distributions to shareholders[3]	(0.03)
Net asset value, end of period	$10.04
Total Investment Return[4,5]	0.70%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,034
Ratio of Expenses to Average Net Assets:
Management fee expense	1.25%
Incentive fee expense	0.41%
Operating expenses	1.11%
Total expenses before interest, current tax and organizational and offering expenses	2.77%
Organizational and offering expenses[5]	0.72%
Interest expense[5]	0.16%
Current tax expense[5]	0.06%
Gross expenses, excluding reimbursement and including interest, current tax and organizational and offering expenses	3.71%
Expense reimbursement/waivers[5]	(0.68)%
Net expenses, including reimbursement, interest, current tax and organizational and offering expenses	3.03%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Net investment income	2.82%
Net investment income, excluding the effect of reimbursement, interest expense and current tax expense	2.36%
Portfolio turnover rate[5]	0.03%

1	Ratios are annualized for the period from December 1, 2023 (share class inception) to December 31, 2023, unless otherwise noted.
2	Per share amounts presented are based on average shares outstanding for the period from inception to December 31, 2023.
3	Distributions for annual periods are determined in accordance with federal income tax regulations.
4	Total investment return based on net asset value (“NAV”) is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any.
5	Not annualized for periods less than one year.

The following table sets forth information regarding the Fund’s outstanding senior securities as at December 31, 2023.

	Total Amount		Involuntary	Average Market
	Outstanding		Liquidating	Value per Unit
	Exclusive of Treasury	Asset Coverage	Preference Per	(Exclude Bank	Type of Senior
Fiscal or Period End	Securities	per Unit[1]	Unit	Loans)	Security
December 31, 2023	$356,439,000	$5,480	N/A	N/A	Loan Payable, Credit Facility, Reverse Repurchase Agreement

1	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Consolidated Financial Statements.

16 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements

December 31, 2023

1. ORGANIZATION & INVESTMENT OBJECTIVES

Brookfield Infrastructure Income Fund Inc. (the “Fund”) is a newly organized Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Investment Company Act”), as a non-diversified, closed-end management investment company with no operating history. The Fund continuously offers its shares of common stock, as well as periodic liquidity to investors. The Fund's Class I Shares and Class S Shares commenced operations on November 1, 2023 and December 1, 2023, respectively.

The Fund currently offers shares of four classes of common stock on a continuous basis: Class I Common Shares (“Class I Shares”), Class D Common Shares (“Class D Shares”), Class S Common Shares (“Class S Shares”), and Class T Common Shares (“Class T Shares” and, together with the Class I Shares, the Class D Shares, and the Class S Shares, the “Shares”). The Fund was granted exemptive relief (the “Multi-Class Exemptive Relief”) by the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. In addition to the Class I Shares, Class D Shares, Class S Shares, and Class T Shares, the Fund may offer additional classes of shares in the future.

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P. (the “Adviser”) serves as the investment adviser to the Fund pursuant to the terms of an investment advisory agreement with the Fund (the “Advisory Agreement”). The Adviser is an indirect wholly-owned subsidiary of Brookfield Asset Management ULC (“BAM ULC”). Brookfield Public Securities Group LLC (the “Administrator”), an indirect-wholly-owned subsidiary of BAM ULC, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as Administrator to the Fund. Brookfield Corporation, a publicly traded company (NYSE: BN; TSX: BN), holds a 75% interest in BAM ULC, while Brookfield Asset Management Ltd. (NYSE: BAM; TSX: BAMA) (“Brookfield Asset Management”) holds a 25% interest in BAM ULC. Brookfield Asset Management is a leading global alternative asset manager.

The Fund’s investment objective is to maximize total returns through growth of capital and current income. There can be no assurance that the Fund will achieve its investment objective.

BII launched on November 1, 2023, as a regulated investment company, structured as a "tender offer fund." At the time of launch, a predecessor fund based in Luxembourg, Brookfield Infrastructure Income Fund SCSp (the "Predecessor Fund"), was reorganized into the Fund (the "Reorganization") and as a result, the Fund adopted all of the assets and liabilities of the Predecessor Fund, including its portfolio of private infrastructure investments. The Fund maintains an investment objective and investment strategies, policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Predecessor Fund. Further, the Reorganization did not result in (1) a material change in the Predecessor Fund’s investment portfolio due to investment restrictions; or (2) a change in accounting policies. Additionally, the investment advisers and portfolio managers did not change as a result of the Reorganization. The net asset value of the Fund’s shares as of close of business on October 31, 2023, after the Reorganization, was $10.00 for Class I Shares and the Fund received in-kind capital contributions of net assets valued at $1,548,637,987 in exchange for 154,863,799 Class I Shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

2023 Annual Report 17

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reporting entity and principles of consolidation

The entities listed below are wholly-owned subsidiaries (each a “Subsidiary”, or together “Subsidiaries”) of the Fund. The financial results of these Subsidiaries are included in the consolidated financial statements and financial highlights of the Fund. All investments held by the Subsidiaries are disclosed in the Consolidated Schedule of Investments. The accompanying consolidated financial statements include the accounts of the Subsidiaries. All intercompany accounts and transactions have been eliminated on consolidation.

Subsidiaries

Enercare BII ULC, an Alberta corporation was formed on September 23, 2022.

IPL BII ULC, an Alberta corporation was formed on September 23, 2022.

Ontario Wind BII ULC, an Alberta corporation was formed on September 23, 2022.

Intermediate Holdings US LLC was formed as a limited liability company under the Delaware Limited Liability Company Act on September 30, 2022.

BII BID Europe Holdings (UK) Limited was formed as a private limited company under the United Kingdom Companies Act 2006 on November 28, 2022.

BII Foundry Holdings LLC, was formed as a limited liability company under the Delaware Limited Liability Company Act on December 22, 2022.

BII Smoky Holdings LLC, was formed as a limited liability company under the Delaware Limited Liability Company Act on February 16, 2023.

BII Finco (Cayman) 2 LP was formed as an Exempted Limited Partnership registered in the Cayman Islands on Oct 10th, 2023. The sole general partner of this Limited Partnership is BII Finco GP LLC which was formed in Delaware on the same date.

Cash

Cash represents funds held in bank accounts with reputable international financial institutions. To the extent that such deposits exceed federally insured limits, the excess over such limits will be uninsured.

Valuation of investments

The Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determination relating to any or all fund investments. The Board oversees the Adviser in its role as the valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act

The Fund values its Private Investments on at least a monthly basis. The Fund carries its private investments at their estimated fair value as determined by the Adviser. A number of valuation methodologies are considered in arriving at fair value of unquoted investments, including internal or external valuation models, which may include discounted cash flow analysis. The most appropriate methodology to determine fair value is chosen on an investment by investment basis. Any control, size, liquidity or other discounts or premiums on the investment are considered by the Adviser in their determination of fair value. During the initial period after an investment has been made, cost may represent the most reasonable estimate of fair value. Intra-quarter month-end values will reflect the latest quarterly valuation, as adjusted based on the total return that the investment is expected to generate, the impact of foreign exchange rates, and any adjustments the Adviser deems appropriate.

18 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. If the relevant exchange closes early, then the equity security will be valued at the last traded price before the relevant exchange close. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. Valuations from broker-dealers or pricing services consider appropriate factors such as market activity, market activity of comparable securities, yield, estimated default rates, timing of payments, underlying collateral, coupon rate, maturity date, and other factors. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value.

Over-the-counter financial derivative instruments, such as forward currency contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The fair value of financial instruments that are traded in active markets at each reporting date is determined by reference to quoted market prices or dealer price quotation, without any deduction for transaction costs. For financial instruments not traded in an active market, the fair value is determined using appropriate valuation techniques. Such techniques may include using recent arm’s length market transactions, reference to the current fair value or another instrument that is substantially the same, a discounted cash flow analysis, or other valuation models.

Securities for which market prices are not readily available, cannot be determined using the sources described above, or the Adviser’s Valuation Committee determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate will be valued at a fair value determined by the Adviser’s Valuation Committee following the procedures adopted by the Adviser under the supervision of the Board.

The Adviser’s valuation policy establishes parameters for the sources, methodologies, and inputs the Adviser’s Valuation Committee uses in determining fair value. Non-publicly traded debt and equity securities and other securities or instruments for which reliable market quotations are not available are valued by the Adviser using valuation methodologies applied on a consistent basis. These securities may initially be valued at the acquisition price as the best indicator of fair value. The Adviser reviews the significant unobservable inputs, valuations of comparable investments and other similar transactions for investments valued at acquisition price to determine whether another valuation methodology should be utilized. Subsequent valuations will depend on facts and circumstances known as of the valuation date and the application of valuation methodologies further described below. The fair value may also be based on a pending transaction expected to close after the valuation date. These valuation methodologies involve a significant degree of management judgment. Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments in the future. Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the consolidated financial statements.

2023 Annual Report 19

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The fair value may be difficult to determine and thus judgment plays a greater role in the valuation process. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Foreign Currency Transactions

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Investment Transactions and Investment Income

Public portfolio company investments are recorded on trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Discounts and premiums on securities are accreted and amortized on a daily basis using the effective yield to maturity and yield to next methods, respectively, and might be adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Income from distributions is limited to the amount of earnings and profits, generated by each portfolio company. Distributions from these portfolio companies in excess of earnings and profits are recorded as a return of capital. Interest income is recorded on the accrual basis, if applicable.

Expenses

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses that are attributable to the Fund and other investment companies advised by the Adviser or its affiliates are allocated among the respective investment companies, including the Fund, based either upon relative average net assets, evenly, or a combination of average net assets and evenly.

Income Taxes

The Fund is a regulated investment company that benefits from flow-through tax treatment as it expects to distribute substantially all of its taxable income to its shareholders. However, income taxes are recognized for the amount of taxes payable by the Fund’s corporate subsidiaries and for the impact of deferred tax assets and liabilities related to such subsidiaries.

20 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Current income taxes: Current income tax assets and liabilities are measured at the amount expected to be paid to tax authorities, net of recoveries based on the tax rates and laws enacted or substantively enacted at the reporting date.

Deferred income taxes: Deferred income tax liabilities are provided for using the liability method on temporary differences between the tax bases used in the computation of taxable income and carrying amounts of assets and liabilities in the consolidated financial statements. Deferred income tax assets are recognized for all deductible temporary differences, carry forward of unused tax credits and unused tax losses, to the extent that it is probable that deductions, tax credits and tax losses can be utilized. The carrying amount of deferred income tax assets are reviewed at each reporting date and reduced to the extent it is no longer probable that the income tax asset will be recovered.

Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates and tax laws that have been enacted or substantively enacted by the end of the reporting period. The measurement of deferred income tax liabilities and assets reflect the tax consequences that would follow from the manner in which the Fund expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority within a single taxable entity or the Fund intends to settle its current tax assets and liabilities on a net basis in the case where there exist different taxable entities in the same taxation authority and when there is a legally enforceable right to set off current tax assets against current tax liabilities.

Organizational Expenses and Offering Costs

Organizational costs are expensed as incurred and consist of costs to establish the Fund and enable it legally to do business. Offering costs from the initial launch of the Fund were deferred and will be amortized over the first twelve months after the commencement of operations in accordance with FASB ASC 946-20-25-5 and ASC 946-20-35-5, respectively. Offering costs consist primarily of registration fees and legal fees for the preparation of the Fund’s initial Registration Statement on Form N-2. Organizational costs were reimbursed by the Adviser, subject to potential recoupment as described in Note 7.

New Accounting Pronouncements

In June 2022, FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. Management is currently evaluating the impact of this guidance on the Funds’ financial statements.

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

2023 Annual Report 21

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

The Fund may purchase and sell derivative instruments such as swaps, including credit default and total return swaps, and other over-the-counter derivative instruments or participations. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The average U.S. dollar value of forward currency contracts to be delivered or received during the period ended December 31, 2023 was $841,586,201.

Interest Rate Swaps: An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are realized.

The Fund invests in interest rate swap contracts primarily to manage interest rate risk.

For the period ended December 31, 2023, the average month end notional amount of swap contracts was $44,857,124.

The following table sets forth the fair value of the Fund’s derivative instruments:

	Consolidated Statement of Assets	Value as of
Derivatives	and Liabilities Location	December 31, 2023
Assets
Foreign currency contracts	Foreign currency forward contracts	$269,689
Interest rate contracts	Interest rate swap contracts	$628,647

Liabilities
Foreign currency contracts	Foreign currency forward contracts	$(59,030,874)

22 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The following table sets forth the effect of derivative instruments on the Consolidated Statement of Operations for the period ended December 31, 2023:

			Net Change in
			Unrealized
	Consolidated Statement of	Net Realized	Appreciation
Derivatives	Operations Location	Loss	(Depreciation)
Foreign currency contracts	Foreign currency forward contracts	$(35,172)	$(38,741,205)
Interest rate contracts	Interest rate swap contracts	—	708,564
		$(35,172)	$(38,032,641)

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

		Gross	Net Amounts
		Amounts	Presented
		Offset in the	in the	Non-Cash
		Statement	Statement of	Collateral	Collateral
	Gross	Assets and	Assets and	(Pledged)	Pledged
	Amounts	Liabilities	Liabilities	Received[1]	(Received)[1]	Net Amount
Assets:
Forward currency contracts	$269,689	$—	$269,689	$—	$—	$269,689
Swap contracts	$628,647	$—	$628,647	$—	$—	$628,647

Liabilities:
Forward currency contracts	$(59,030,874)	$—	$(59,030,874)	$—	$—	$(59,030,874)

1       Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

2023 Annual Report 23

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

3. FAIR VALUE MEASUREMENTS (continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets or liabilities

Level 2 — quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2023:

	FAIR VALUE MEASUREMENTS
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments accounted for at fair value:
Private investments	$—	$—	$1,728,989,209	$1,728,989,209
Public securities	—	299,660,404	—	299,660,404
Short Term Investments	48,715,465	—	—	48,715,465
Total Investments at Fair Value	$48,715,465	$299,660,404	$1,728,989,209	$2,077,365,078

Other Financial Instruments (Assets)

Foreign currency forward contracts	$—	$269,689	$—	$269,689
Interest rate swaps	—	628,647	—	628,647
Total Other Financial Instruments (Assets)	$—	$898,336	$—	$898,336

Other Financial Instruments (Liabilities)

Foreign currency forward contracts	$—	$59,030,874	$—	$59,030,874
Total Other Financial Instruments (Liabilities)	$—	$59,030,874	$—	$59,030,874

The fair value of the Fund’s loan payable, credit facility and reverse repurchase agreements, which qualify as financial instruments under ASC Topic 825, Disclosures about Fair Values of Financial Instruments, approximates the carrying amounts of $174,000,000, $97,902,000 and $84,537,000, respectively. As of December 31, 2023, these financial instruments are categorized as Level 2 within the disclosure hierarchy.

24 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

3. FAIR VALUE MEASUREMENTS (continued)

The table below shows the significant unobservable valuation inputs that were used by the Adviser to fair value the Level 3 investments as of December 31, 2023.

	Quantitative Information about Level 3 Fair Value Measurements
						Impact to
						Valuation
						from an
	Value as of	Valuation		Unobservable	Amount or	Increase
	December 31, 2023	Approach	Valuation Technique	Input	Range	in Input(1)
Private equity Investments	$1,521,538,907	Income Approach	Discounted Cash Flow	Discount Rate	6.5% to 17.9% (11.5%)	Decrease

				Terminal Value	4.2x to 23.5x	Increase
				Multiple	(11.9x)

Private debt Investments	$207,450,302	Income Approach	Discounted Cash Flow	Discount Rate	8% to 12% (9.5%)	Decrease

1	The impact represents the expected directional change in the fair value of Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Private Equity	Private Debt	Total
Balance as of November 1, 2023 (commencement of Operations)	$—	$—	$—
Transfer of Assets from Predecessor Fund	1,321,261,610	199,230,778	1,520,492,388
Purchases of investments	167,234,313	3,282,185	170,516,498
Return of capital	(17,883,619)	—	(17,883,619)
Sales proceeds	—	—	—
Accrued discounts (premiums)	—	—	—
Realized gain (loss)	—	—	—
Net change in unrealized appreciation	50,926,603	4,937,339	55,863,942
Balance as of December 31, 2023	$1,521,538,907	$207,450,302	$1,728,989,209
Change in unrealized appreciation for Level 3 assets still held at the reporting date	$50,926,603	$4,937,339	$55,863,942

4. CAPITAL SHARES

The Fund currently offers its Shares on a continuous basis and was granted Multi-Class Exemptive Relief by the SEC that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. In addition to the Class I Shares, Class D Shares, Class S Shares, and Class T Shares, the Fund may offer additional classes of shares in the future.

The Shares are continuously offered each month at an offering price equal to NAV per share (plus an applicable front-end sales load, where relevant), which is calculated: (i) as of the close of business on the last business day of each month; (ii) on each date that Shares are to be repurchased in connection with the Fund's offer to purchase Shares; and (iii) at such other times as the Board shall determine. The differences among the Shares relate to front-end sales loads and ongoing distribution and shareholder servicing fees. No front-end sales load or distribution and shareholder servicing fees are paid with respect to Class I Shares. The Class D Shares and the Class S Shares are each subject to a front-end sales load of up to 2.00% and 3.50%, respectively. Investors purchasing Class T Shares may be charged a sales load of up to 3.00% and a maximum dealer fee of 0.50% of the investment amount, for a total front-end sales load of up to 3.50%. Holders of the Shares have equal rights and privileges with each other, except with respect to front-end sales loads and certain ongoing distribution and shareholder servicing fees.

2023 Annual Report 25

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

4. CAPITAL SHARES (continued)

At December 31, 2023, 18.07% of the shares of the Fund were owned by Brookfield and its affiliates.

Share transactions in the Fund’s shares were as follows:

	Period Ended
	December 31, 2023
	Shares	Amount
Class I Shares:[1]
Shares issued in Reorganization (Note 1)	154,863,799	1,548,637,987
Subscriptions	2,845,947	$28,471,530
Reinvestment of distributions	196,998	1,975,890
Net increase	157,906,744	$1,579,085,407
Class S Shares:[2]
Subscriptions	700,900	$7,009,000
Net increase	700,900	$7,009,000

1	For the Period November 1, 2023 (Commencement of Operations) through December 31, 2023.
2	For the Period December 1, 2023 (Commencement of Operations) through December 31, 2023.

5. REPURCHASES

The Fund intends, but is not obligated, to conduct quarterly tender offers of its outstanding Shares at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Shares properly tendered will be repurchased by the Fund. Any repurchase of Shares from a stockholder that were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the NAV (measured as of the repurchase date) of any Shares repurchased by the Fund. If an Early Repurchase Fee is charged to a stockholder, the amount of such fee will be retained by the Fund. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the independent directors, that such suspension, postponement or termination is advisable for the Fund and its stockholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances. In the event of termination, however, the Fund may terminate an offer only upon the occurrence of conditions as specified at the outset of the offer that are objectively verifiable and outside of the control of the Fund or its agents or affiliates. Stockholders may withdraw their written tenders after the expiration of 40 business days from the commencement of the offer if the Board provides consent and the tender has not yet been accepted by the Fund for payment. Once the tender has been accepted for payment, the Fund will repurchase the Shares and remit the repurchase price to stockholders, less any applicable Early Repurchase Fee, within 5 business days after the applicable expiration date in all instances.

6. DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income to common stockholders in the form of distributions. Under normal market conditions, the Fund intends to declare and pay distributions monthly to common stockholders of record. In addition, the Fund intends to distribute any net capital gains earned from the sale of portfolio securities to common stockholders no less frequently than annually, although net short-term capital gains may be paid more frequently. However, the Fund cannot guarantee that it will make distributions and the amount of distributions that the Fund may pay, if any, is uncertain.

26 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

6. DISTRIBUTIONS (continued)

The Fund intends to pay common stockholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. Distributions may be paid to the holders of the Fund’s Shares if, as and when authorized by the Board of Directors and declared by the Fund out of assets legally available therefor. To permit the Fund to pay monthly distributions, it may from time to time distribute less than the entire amount of income earned in a particular period, with the undistributed amount being available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Directors at any time, there can be no assurance that the Fund will pay distributions or dividends. Distributions are subject to re-characterization for federal income tax purposes after the end of the fiscal year.

A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. This notice is available on the Adviser’s website at https://www.brookfieldoaktree.com/fund/brookfield-infrastructure-income-fund-inc. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

7. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

The Fund and the Adviser have entered into the Advisory Agreement pursuant to which the Adviser is entitled to receive a base management fee and an incentive fee.

The base management fee (the “Management Fee”) is accrued monthly and payable quarterly in arrears at the annual rate of 1.25% of the value of the Fund’s net assets before any management and incentive fees, which is calculated as of the close of business on the last business day of each month.

The incentive fee (the “Incentive Fee”) is accrued monthly and payable annually in arrears at an amount equal to 12.5% of the Fund Income for the applicable year. The Fund looks through any total return swap contracts and counts the underlying reference assets as investments for purposes of calculating the Incentive Fee.

“Fund Income” means (1) distributions received by the Fund from the Fund’s private portfolio investments; plus (2) distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities; minus (3) the Fund’s expenses (excluding the Incentive Fee and distribution and servicing fees). The distributions received by the Fund from the Fund’s private portfolio investments, including the distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities, are treated as cash from operations (or income) received by the Fund without regard to the tax characteristics (e.g., income vs. return of capital) of the distributions received. The annual payment of the Incentive Fee will reflect all such distributions received by the Fund, except returns of invested capital that are not derived from the operations of the issuer based on a review by the Fund’s portfolio management team of the issuer’s financial statements and results from business operations.

Fund Income does not include any component of capital gains or capital appreciation. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

On December 8, 2023, the Fund established a $300 million loan facility with BII BIG Holdings L.P., an indirect wholly-owned subsidiary of BAM ULC. Each loan advanced under the facility incurs interest at a rate of 8% per annum and is repayable no later than two years following the date of advance. As of December 31, 2023, $174 million was advanced on the facility and $762,740 of interest was incurred. From December 12, 2023 (the initial draw date) to December 31, 2023, the Fund borrowed an average daily balance of $174 million at a weighted average borrowing cost of 8.00%. Subsequent to year-end, $25 million of the outstanding loan was converted to equity and the residual balance was repaid in cash, including accrued interest of $1,324,276.

2023 Annual Report 27

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

7. INVESTMENT ADVISORY & ADMINISTRATIVE AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES (continued)

On November 1, 2023, the Fund commenced operations and the Adviser waived and/or reimbursed certain expenses related to organizational costs and income taxes in the amount of $11,325,213 and $6,774,268, respectively, of which $450,000 was recouped prior to December 31, 2023. The Fund will reimburse these remaining expenses, subject to a specified expense cap and reimbursement limitations (as detailed below).

Pursuant to an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”), through November 30, 2024, the Adviser has contractually agreed to waive and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (“Specified Expenses,” as defined below) will not exceed 0.70% of the Fund’s net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that Specified Expenses are less than 0.70% of net assets (annualized) (or, if a lower expense limit under the Expense Limitation and Reimbursement Agreement is then in effect, such lower limit) within three years after the date the Adviser waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to November 30, 2024 without the Board’s consent. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including, among other things, organizational and offering costs, professional fees, and fees and expenses of the Administrator, Transfer Agent and Custodian, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) distribution and shareholder servicing fees, (iv) portfolio level expenses, (v) brokerage costs or other investment-related out-of-pocket expenses, including costs incurred with respect to unconsummated investments, (vi) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes, and (viii) extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).

The Adviser has entered into an investment sub-advisory agreement with Brookfield Public Securities Group LLC (PSG, or the “Sub-Adviser”), a Delaware limited liability company and a registered investment adviser under the Advisers Act. The Sub-Adviser is an indirect wholly-owned subsidiary of BAM ULC. In addition to the Fund, the Sub-Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net-worth investors. The Sub-Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. PSG also serves as the Fund’s administrator (the “Administrator”) and accounting agent pursuant to an administration agreement. The Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. For its services under the administration agreement, PSG receives an annual fee from the Fund equal to 0.03% of the Fund's net asset value.

J.P. Morgan Chase Bank, N.A. (in such capacity, the “Sub-Administrator”) will provide certain administrative and fund accounting services pursuant to a fund services agreement with the Fund (the “Fund Services Agreement”). Pursuant to the Fund Services Agreement, and subject to the supervision of the Administrator, the Sub-Administrator will provide certain administrative services to the Fund that are not otherwise provided by the Administrator, which include, but are not limited to: assisting in securities valuation; performing portfolio accounting services; and assisting in the preparation of financial reports.

The Fund is responsible for any fees due to the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or employees of the Administrator or the Adviser.

28 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

8. PURCHASES AND SALES OF INVESTMENTS

For the period ended December 31, 2023, purchases and sales of investments excluding short-term securities were $390,745,807 and $419,784, respectively during the period ended December 31, 2023. There were no transactions in U.S. Government securities during the period ended December 31, 2023. The Fund acquired investments valued at $1,595,932,382 as a result of the Reorganization which are excluded from the amounts above.

9. BORROWINGS

Credit facility: The Predecessor Fund established a line of credit with Mizuho Bank, Ltd. on April 19, 2023. This facility was transferred to the Fund as part of the Reorganization that occurred on October 31, 2023. The Fund pays interest in the amount of SOFR plus 2.65% on the amount borrowed; 0.30% on the amount unused if the aggregate outstanding amount of the loan is less than 50% of the commitment (0.25% on the amount unused if otherwise). The Fund paid commitment fees of $27,618 during the period.

As of December 31, 2023, the Fund had $97,902,000 of outstanding borrowings on the credit facility. For the period ended December 31, 2023, the Fund borrowed an average daily balance of $87,158,492 at a weighted average borrowing cost of 8.08%. Subsequent to year-end, the Fund repaid the outstanding balance in full, including accrued interest of $705,160.

For the period ended December 31, 2023, the Fund amortized $103,562 in deferred financing costs which is included in interest expense and other financing costs on the Consolidated Statement of Operations. As of December 31, 2023, the Fund had $818,136 in unamortized deferred financing costs reported on the Consolidated Statement of Assets and Liabilities. The remaining portion is being amortized over the life of the agreement which matures on April 18, 2025.

In addition, as of December 31, 2023, $74,041,228 of the credit facility was committed for letters of credit in conjunction with our investments in Canadian Wind Portfolio (Ontario Wind), U.S. Hydro (Smoky Mountain), North American Residential Infrastructure (Enercare) and U.S. Semiconductor Foundry (Intel Partnership).

Reverse Repurchase Agreements: In a reverse repurchase agreement, the Fund delivers a security to a financial institution, the counterparty, in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. The Fund will segregate assets delivered as collateral under reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

2023 Annual Report 29

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

9. BORROWINGS (continued)

At December 31, 2023, the Fund had the following reverse repurchase agreements outstanding:

					Payable For
					Reverse
	Borrowing	Borrowing	Maturity	Amount	Repurchase
Counterparty	Rate	Date	Date	Borrowed[1]	Agreements
RBC Capital Markets	5.97%	11/08/23	02/08/24	$9,917,000	$10,000,865
RBC Capital Markets	5.97%	11/14/23	02/14/24	24,922,000	25,107,960
RBC Capital Markets	5.96%	12/14/23	03/14/24	31,896,000	31,975,270
RBC Capital Markets	5.96%	12/18/23	03/18/24	17,802,000	17,834,454
Total				$84,537,000	$84,918,549

1	The average daily balance of reverse repurchase agreements outstanding for the Fund during the period ended December 31, 2023 was $47,317,222 at a weighted average daily interest rate of 5.97% and the interest expense amounted to $381,549. As of December 31, 2023, the total value of the collateral was $96,521,772.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements:

	Overnight
	and			Greater Than 90
Counterparty	Continuous	Up to 30 Days	30 to 90 Days	Days	Total
Corporate Credit	$—	$—	$84,918,549	$—	$84,918,549

The Fund has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Fund, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

		Gross	Net Amounts
		Amounts	Presented
	Gross	Offset in the	in the	Non-Cash
	Amounts of	Statement	Statement of	Collateral	Collateral
	Recognized	Assets and	Assets and	(Pledged)	Pledged
	Liabilities	Liabilities	Liabilities	Received[1]	(Received)[1]	Net Amount
Reverse Repurchase Agreement	$84,537,000	$—	$84,537,000	$(84,537,000)	$—	$—

1    Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.

Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

30 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

10. FEDERAL INCOME TAX INFORMATION

The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gain, if any, for the taxable year to its shareholders. Therefore, no associated federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis, however, no such tax has been incurred for the period ended December 31, 2023. Income taxes recognized relate to the amount of taxes payable by the Fund’s corporate subsidiaries and the deferred tax assets and liabilities of such subsidiaries.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2023, the open taxable year consisted of the period from November 1, 2023 (commencement of operations), to December 31, 2023. No examination of the Fund’s tax returns is currently in progress.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s income tax provision consists of the following for the fiscal year ended December 31, 2023:

Period Ended
December 31, 2023
Current tax expense:
Federal	$—
State	—
Foreign	880,287
Total current tax expense	$880,287
Deferred tax expense
Federal	$3,806,772
State	755,312
Foreign	5,475,763
Total deferred tax expense	$10,037,847
Total estimated provisions for income taxes	$10,918,134

The tax character of the distributions paid for the periods shown below were as follows:

Period Ended
December 31, 2023
Ordinary income	$9,370,735
Return of capital	2,816,897
Total	$12,187,632

2023 Annual Report 31

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

10. FEDERAL INCOME TAX INFORMATION (continued)

At December 31, 2023, the Fund’s most recently completed tax year-end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	$—
Capital loss carryforwards	$—
Net unrealized appreciation	$54,981,551
Other timing differences	$(445,000)

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at December 31, 2023 was as follows:

Cost of investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,984,350,885	$96,253,263	$(41,271,712)	$54,981,551

The Fund deferred, on a tax basis, late year ordinary losses of $28,353,791 and post-October capital losses of $21,904. The Fund had no capital loss carryforwards as at December 31, 2023.

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ in amount, timing, and character from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for Section 988 currency, partnership income/expense and nondeductible expenses. Permanent book and tax differences, if any, will result in reclassifications among the components of the Fund's net assets. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.

At December 31, 2023, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below:

Paid-in capital	Distributable earnings
$(12,682,433)	$12,682,433

32 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Notes to Consolidated Financial Statements (continued)

December 31, 2023

11. INVESTMENTS IN AFFILIATED ISSUERS

The table below reflects transactions during the period with entities that are affiliates as of December 31, 2023.

		Purchases, net		Unrealized		Dividend and
		of returns of		Appreciation		Distributions
	Opening Value	capital[1]	Sales	(Depreciation)	End Value	Income[2]
Australian Utility (AusNet Services)	$—	$92,214,111	$—	$6,853,069	$99,067,180	$878,222
BII BID Aggregator A L.P.	—	112,978,516	—	1,750,934	114,729,450	—
BII BID Aggregator B L.P.	—	89,534,448	—	3,186,404	92,720,852	—
Canadian Midstream (Inter Pipeline)	—	164,782,277	—	9,075,313	173,857,590	3,174,584
Canadian Wind Portfolio (Ontario Wind)	—	107,792,812	—	5,806,291	113,599,103	—
Colombian Renewable Power (Isagen)	—	102,221,233	—	(1,244,901)	100,976,332	735,523
European LNG Vessels (Knutsen LNG)	—	37,420,208	—	(175,200)	37,245,008	866,361
European Telecom Towers (GD Towers)	—	90,091,508	—	5,552,329	95,643,837	—
Global Container Network (Triton International)	—	91,275,740	—	2,534,749	93,810,489	—
North American Residential Infrastructure (Enercare)	—	111,558,937	—	12,899,133	124,458,070	—
North American Residential Infrastructure (Homeserve)	—	94,949,534	—	1,534,664	96,484,198	1,133,204
Nuclear Services (Westinghouse)	—	115,000,000	—	2,835,993	117,835,993	—
Terraform Renewable Power (TERP)	—	195,081,059	—	2,529,216	197,610,275	340,000
U.K. Utility (SGN)	—	51,268,087	—	2,676,980	53,945,067	864,899
U.K. Wind & Solar Portfolio (OnPath)	—	18,506,334	—	173,662	18,679,996	—
U.S. Hydro (Smoky Mountain)	—	142,417,323	—	(1,065,889)	141,351,434	5,139,704
U.S. Semiconductor Foundry (Intel Partnership)	—	—	—	—	—	—
U.S. Utility (FirstEnergy Transmission)	—	56,033,140	—	941,195	56,974,335	33,179
	$—	$1,673,125,267	$—	$55,863,942	$1,728,989,209	$13,165,676

1	Reflects the market value of investments held by the Predecessor Fund on the date of Reorganization, as applicable, adjusted for subsequent purchases and returns of capital.
2	Dividend and distributions income is shown gross of foreign withholding taxes.

12. INDEMNIFICATIONS, COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.

13. SUBSEQUENT EVENTS

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that there are no additional events that require recognition or disclosure in the financial statements.

2023 Annual Report 33

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Brookfield Infrastructure Income Fund Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Brookfield Infrastructure Income Fund Inc. and subsidiaries (the "Fund"), including the consolidated schedule of investments as of December 31, 2023, the related consolidated statements of operations, cash flows, changes in net assets, and financial highlights for the period from November 1, 2023 (commencement of operations) through December 31, 2023, and the related notes to the consolidated financial statements (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period from November 1, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, counterparties, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Chicago, Illinois

February 29, 2024

We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.

34 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Tax Information (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (December 31, 2023) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that 23.11% of the distributions paid from net investment income for the Fund was reclassified as return of capital and is reflected as such in the Fund’s Statements of Changes in Net Assets and Financial Highlights.

For the period ended December 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.80%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 66.22%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2023 was 57.28%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00%.

2023 Annual Report 35

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Investment Advisory and Sub-Advisory Agreements

(Unaudited)

The Board of Directors (the "Board," the members of which are referred to as "Directors") of Brookfield Infrastructure Income Fund Inc. (the "Fund"), including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), of the Fund, considered and approved the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and Brookfield Asset Management Private Institutional Capital Adviser (Canada) L.P (the "Adviser" or "BAM PIC"), and the Sub-Advisory Agreement between BAM PIC and Brookfield Public Securities Group LLC (the "Sub-Adviser" or "PSG") with respect to the Fund (the "Sub-Advisory Agreement," and together with the Advisory Agreement, the "Agreements"), each for an initial two-year period at the organizational meeting of the Fund held virtually via WebEx on August 24, 2023 (the "Meeting").1

In accordance with Section 15(c) of the 1940 Act, the Board requested, and BAM PIC and PSG provided, materials relating to the Board's consideration of whether to approve the Agreements, including a memorandum prepared by PSG (the “PSG Memorandum”) that was provided to the Board in accordance with Section 15(c) of the 1940 Act, and a memorandum prepared by Quasar Distributors, LLC, the Fund’s proposed principal underwriter (the “Distributor”) that summarized the Distributor’s experience and the services it proposed to provide to the Fund, which the Distributor believed would be helpful in evaluating and considering the terms of a distribution agreement between the Fund and the Distributor (the “Distribution Agreement”), and a distribution services agreement between the Fund and the Distributor (the “Distribution Services Agreement,” and, together with the Distribution Agreement, the “Distribution Arrangements”). These materials included information regarding, among other things: (a) a summary of the nature, extent and quality of services to be provided to the Fund by BAM PIC and PSG; (b) performance data; (c) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of mutual fund data, on fees and expenses of the Fund relative to peer funds; (d) BAM PIC’s and PSG’s personnel and operations; (e) any “fall-out” benefits to BAM PIC and/or PSG (i.e., ancillary benefits realized by them from their relationship with the Fund); (f) information relating to economies of scale; (g) information on BAM PIC’s and PSG’s risk management processes; (h) information regarding brokerage practices; and (i) information about the key personnel of BAM PIC and PSG who would be involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices; and (j) information regarding the Distributor and the services proposed to be provided to the Fund pursuant to the Distribution Arrangements.

In determining whether to approve the Agreements, the Board, including the Independent Directors, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant. The following discusses the primary factors relevant to the Board's decision.

THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER. The Board, including the Independent Directors, considered the nature, extent and quality of services provided by the Adviser and the Sub-Adviser. In considering the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser to the Fund, the Board considered the responsibilities that the Adviser and Sub-Adviser would have to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund’s investment objective and strategy, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund. The Board also considered the Adviser’s and Sub-Adviser’s risk assessment and monitoring processes. The Board further considered the Adviser’s and Sub-Adviser’s current level of staffing and their overall resources, including the Adviser’s and Sub-Adviser’s history and investment experience, as well as information regarding their investment personnel who would be providing services to the Fund. The Board also considered the expertise and performance of the personnel who would be overseeing the compliance with the Fund’s investment restrictions and other requirements.

1 On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the "SEC") issued an order pursuant to its authority under Sections 6(c) and 38(a) of the 1940 Act, granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts or principal underwriter agreements. The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the 1940 Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) thereunder that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC's order.

36 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Investment Advisory and Sub-Advisory Agreements

(Unaudited) (continued)

The Board also considered the reputation and experience of each of the Adviser and Sub-Adviser in serving as an investment adviser to other funds and accounts. The Board also considered their investment processes and philosophies, as well as the Adviser’s responsibilities to the Fund, including the development and maintenance of an investment program for the Fund consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to performance of these services.

In addition, the Board considered that the Adviser and Sub-Adviser will provide office space, bookkeeping, accounting, legal and compliance services, clerical and administrative services and have authorized their officers and employees to serve as officers of the Fund. The Board noted that the Adviser and Sub-Adviser will also be responsible for monitoring and reviewing the activities of the Fund’s third-party service providers, including J.P. Morgan Chase Bank, N.A. in its capacity as the sub-administrator to the Fund. In connection with the services provided by the Adviser and Sub-Adviser, the Board considered the structure and duties of their fund administration and accounting, operations, and their legal and compliance departments to determine whether they are adequate to meet the needs of the Fund.

THE PERFORMANCE OF THE ADVISER AND THE SUB-ADVISER. The Board, including the Independent Directors, also considered the investment performance of the Adviser and the Sub-Adviser. In connection with this review, the Board received information from BAM PIC regarding the investment performance of similar accounts as well as the investment performance of an existing private fund, Brookfield Infrastructure Income Fund SCSP (the “Private Fund”), since inception. The Board noted that it was proposed that the Private Fund would reorganize into the Fund in connection with the Fund’s launch (the “Reorganization”).

The Board noted that the Private Fund was accessible to investors via Brookfield Infrastructure Income Fund S.A. SICAV-RAIF (“BII SICAV”) and that materials on the performance of the BII SICAV were included in the meeting materials. The Board then noted, however, that this performance information was provided solely to illustrate the Adviser’s experience across relevant investments and is not necessarily indicative of the returns that the Fund can expect to achieve should the Reorganization be consummated. The Board considered the total return (not annualized) for each class of the BII SICAV, noting that Class A had total return of 2.65% (since inception on March 1, 2023), Class B had total return of 2.90% (since inception on February 1, 2023), Class C had total return of 2.64% (since inception on March 1, 2023), and Class D had total return of 2.88% (since inception on February 1, 2023). The Board noted the performance history of the Private Fund and similar accounts advised by the Adviser.

THE COST OF THE ADVISORY AND SUB-ADVISORY SERVICES, AND THE PROFITABILITY TO THE ADVISER, ITS AFFILIATES, AND TO THE SUB-ADVISER FROM THEIR RELATIONSHIP WITH THE FUND. The Board also received information regarding the management fees to be paid by the Fund to BAM PIC pursuant to the Advisory Agreement and the fees paid by BAM PIC to PSG pursuant to the Sub-Advisory Agreement. The Board also considered information about the fee rates offered by the Fund’s peers as presented in the Broadridge report. The Broadridge report provided information regarding the management fees to be paid by the Fund pursuant to the Advisory Agreement and the Sub-Advisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of the services to be provided and any potential additional benefits to be received by the Adviser, the Sub-Adviser, or their affiliates in connection with providing such services to the Fund. The Board noted that the management fee for the Adviser was set at an annual rate of 1.25% of the value of the Fund’s net assets, and also that any fee payable to the Sub-Adviser would be paid by the Adviser out of its management fee, rather than paid separately by the Fund, which was considered to be a benefit to the Fund’s stockholders.

To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Broadridge. The reports showed comparative fee and expense information for the Fund’s expense group (“Expense Group”) and expense universe (“Expense Universe”), including rankings within each category, as determined by Broadridge. In considering the reasonableness of the management fees to be paid by the Fund to the Adviser and the Sub-Adviser, the Board was presented with a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering the Fund’s total operating expenses, the Board also considered the level of fee waivers and expense reimbursements, as applicable, and the net expense caps contractually agreed upon by Brookfield with respect to the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Expense Group and Expense Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether Brookfield was providing services at a cost that was competitive with other, similar funds.

2023 Annual Report 37

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Investment Advisory and Sub-Advisory Agreements

(Unaudited) (continued)

The Board considered that the Fund’s actual management fees were above the median of its Expense Group (ranked 8/10) and above the median of its Expense Universe (ranked 14/21), but that the Fund’s total expenses were below the median of its Expense Group (ranked 4/10) and below the median of the Expense Universe (ranked 8/21).

The Board noted that while a registered fund board is typically also asked to consider information about the nature and extent of investment advisory services and fee rates offered to other clients of the investment adviser, including institutional separate accounts and/or funds sub-advised by such adviser, in connection with the 15(c) approval process, the Adviser currently has no product offerings comparable to the Fund that feature the investment strategy of the Fund. The Board considered, however, the management fee rate in place for the Private Fund.

In considering the Fund’s management fee rate, the Board also considered the complexity of the Fund’s organizational and operational structure as a closed-end management investment company operated as a tender offer fund, and its unique investment strategy that offers retail access, relative to other types of clients, and to note the differences, as applicable, in the regulatory, legal, and other risks and responsibilities of providing services to the different clients.

As the Fund has not commenced operations, the Board was not asked to consider the anticipated profitability of BAM PIC with respect to the Fund. However, the Board noted that BAM PIC agreed to enter into a contractual expense limitation waiver (the “Expense Limitation Agreement”) for the Fund so that certain of the Fund’s expenses would not exceed 0.70% per annum of the Fund’s average monthly net assets of each class of the Fund’s shares of common stock.

With respect to PSG, however, the Board noted that the Fund is part of the Brookfield Fund Complex,2 and considered PSG’s expected profits and that of its affiliates for providing administrative support for the Fund. In analyzing PSG's profitability, particular attention was given to the allocation of the direct and indirect costs of the resources and expenses in managing the Fund, as well as the non-Fund and non-advisory business activities. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to PSG from the Fund was reasonable.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Board, including the Independent Directors, considered whether stockholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. In particular, the Board considered whether the possible realization by the Adviser of economies of scale in providing services to the Fund would justify a reduction of the rate of the advisory fees as applied to larger amounts of assets under management. The Board was asked to consider that, due to being a part of the Brookfield Fund Complex, the constituent funds, including the Fund, share common resources and may share certain expenses, and if the size of the complex increases, each fund could incur lower expenses than they otherwise would achieve as stand-alone entities. However, the Board noted that although stockholders might benefit from lower operating expenses because of an increasing amount of assets spread over the fixed expenses of the funds, the Fund’s Expense Limitation Agreement with the Adviser will serve to limit the Fund’s expenses until the Fund can grow to scale.

OTHER FACTORS. As part of its evaluation of the compensation for each of the Adviser and the Sub-Adviser, the Board also considered other benefits that each may realize from their relationship with the Fund. Among them, the Board considered the opportunity to provide advisory services to additional funds and accounts and reputational benefits.

2 The Brookfield Fund Complex is comprised of the Fund, Brookfield Investment Funds (6 series of underlying portfolios), Brookfield Real Assets Income Fund Inc. (NYSE: RA) and Oaktree Diversified Income Fund Inc. (the "Brookfield Fund Complex").

38 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Board Considerations Relating to the Approval of the Investment Advisory and Sub-Advisory Agreements

(Unaudited) (continued)

CONCLUSION. After a full and complete discussion, the Board approved the Agreements, each for an initial two-year period. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interests of the Fund and the Fund's stockholders. In arriving at a decision to approve the Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Director may have attributed different weights to different factors. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination.

2023 Annual Report 39

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of the Fund.

Directors of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director(2)	Number of Portfolio in Fund Complex Overseen by Director(3)
Independent Directors:(4)

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director and Independent Chair of the Board, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2023	Retired. Director/Trustee of several investment companies advised by PSG (2011-Present).	9

Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2023	Managing Partner of Federal City Capital Advisors (1997 – 2021). Director/Trustee of several investment companies advised by PSG (2006-Present); Director of Drive Shack Inc (formerly, New Castle Investment Corp.) (2002-June 2023); Lead Independent Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc (2014-2021); Director of Steward Partners (2017-2021).	9

Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Chair of the Nominating and Compensation Committee Served since 2023	CFO of My Flex, Inc., an EQBR company (2022-2023). Director/Trustee of several investment companies advised by PSG (2013-Present); Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Member of the Honorary Board of University Settlement House (2014-Present); Co-founder, CEO and Chair of Capstak, Inc. (2014-2018).	9

William H. Wright II c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1960	Director, Chair of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2023	Retired. Director/Trustee of several investment companies advised by PSG (2020-Present); Director of Alcentra Capital Corporation (1940 Act BDC) (2018-2019); Advisory Director of Virtus Global Dividend & Income Fund, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund and Duf & Phelps Select Energy MLP Fund (2013-2019); Director of the Carlyle Group, TCG BDC I, Inc., TCG BDC II, Inc and Carlyle Secured Lending III (2021-Present).	9

40 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director(2)	Number of Portfolio in Fund Complex Overseen by Director(3)
Betty Whelchel c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1956	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since January 1, 2024	US Head of Public Policy: Regulatory Affairs of BNP Paribas (2016-2019). Director/Trustee of several investment companies advised by the Adviser (2024-Present). Trustee of Curtis Institute (2005- 2023).	9

Interested Directors:

David W. Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Director Served since 2023	Chief Executive Officer of PSG (2019-Present); Head of Brookfield Oaktree Wealth Solutions (2021-Present); President of the PSG (2016- 2019); Managing Partner of Brookfield (2015-Present). Director/Trustee of several investment companies advised by PSG (2017 – Present).	9

2023 Annual Report 41

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director(2)
Chloe Berry c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	President Served since 2023	Managing Director of the Adviser (2022 – Present); Senior Vice President of the Adviser (2017 – 2022).

Casey P. Tushaus c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023	Treasurer Served since 2023	Treasurer of several investment companies advised by PSG (2021 – Present); Assistant Treasurer of several investment companies advised by PSG (2016 – 2021); Director of PSG (2021 – Present); Vice President of PSG (2014– 2021).

Born: 1982

Brian F. Hurley c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Secretary Served Since 2023	Secretary of several investment companies advised by the PSG (2014-Present); General Counsel of PSG (2017-Present); Managing Director (2014-Present) of the PSG; Managing Partner of Brookfield (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Craig A. Ruckman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	Assistant Secretary Served Since 2023	Secretary of several investment companies advised by PSG (November 2022 – Present); Managing Director of PSG (October 2022 – Present); Director of Allianz Global Investors U.S. Holdings LLC (2016 – 2022); Assistant Secretary of 63 funds in the Allianz Global Investors Fund Complex (2017 – 2020); and Chief Legal Officer of Allianz Global Investors Distributors LLC (2019 – 2022).

Adam R. Sachs c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer Served Since 2023	CCO of several investment companies advised by PSG (2017 – Present); Director of PSG (2017– Present); CCO of Brookfield Public Securities Group (Canada) LLC (2017 – Present).

Mohamed S. Rasul c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023	Assistant Treasurer Served Since 2023	Assistant Treasurer of several investment companies advised by PSG (2016 – Present); Vice President of PSG (2019 – Present); Assistant Vice President of PSG (2014 – 2019).

Born: 1981

42 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Information Concerning Directors and Officers (Unaudited) (continued)

1 The term of office of the Independent Directors is indefinite.

2 The Brookfield fund complex (the “Fund Complex”) is comprised of the Fund, Brookfield Investment Funds (six series of underlying portfolios), Brookfield Infrastructure Income Fund Inc., Brookfield Real Assets Income Fund Inc. and Oaktree Diversified Income Fund Inc.

3 This column includes only directorships of companies required to report to the SEC under the 1934 Act (i.e., public companies) or other investment companies registered under the 1940 Act.

4 Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Directors.”

The Fund’s Statement of Additional Information includes additional information about the directors, and is available, without charge, upon request by calling 1-855-777-8001.

2023 Annual Report 43

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Dividend Reinvestment Plan (Unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “DRIP,” or the “Plan”) that provides that, unless stockholders elect to receive their distributions in cash, they will be automatically reinvested by SS&C GIDS, Inc. (in such capacity, the “Plan Administrator”), in additional Shares. If stockholders elect to receive distributions in cash, they will receive them paid by check mailed directly to them by the Plan Administrator.

The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds and/or borrowings.

Shares received under the Plan will be issued to stockholders at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. Stockholders are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Administrator or by contacting the broker or dealer, who will inform the Fund.

The Plan Administrator provides written confirmation of all transactions in the shareholder accounts in the Plan, including information stockholders may need for tax records. Any proxy stockholders receive will include all Shares received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Administrator reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Administrator will include a notification to registered stockholders with the Plan Administrator.

Additional information about the Plan may be obtained from the Plan Administrator.

44 Brookfield

BROOKFIELD INFRASTRUCTURE INCOME FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P., on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisers or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.

2023 Annual Report 45

brookfieldoaktree.com
info@brookfieldoaktree.com
855-777-8001

Brookfield

©2024 Brookfield Corporation

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Infrastructure Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. Stuart A. McFarland, Edward A. Kuczmarski, William H. Wright II and Heather S. Goldman each qualify as “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees and Audit Related Fees

The registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”) to perform audit services during the fiscal year ended December 31, 2023. There were no fees paid by the registrant to the principal accountant for audit-related services or other services during the fiscal year ended December 31, 2023. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.

Tax Fees

There were no fees paid by the registrant to the principal accountant for the performance of tax services during the fiscal year ended December 31, 2023. “Tax services” refer to professional services rendered for tax compliance, tax advice, and tax planning. The registrant engaged an entity other than the principal accountant for the performance of tax services.

The following table details the aggregate fees billed or expected to be billed for the Fund’s most recent fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2023
(a) Audit Fees	$205,000
(b) Audit-Related Fees	$0
(c) Tax Fees	$0
(d) All Other Fees	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2023
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The aggregate fees billed by Deloitte for the fiscal year ended December 31, 2023 for non-audit services rendered to the registrant and the registrant’s investment adviser and administrator was $161,600. For the fiscal year ended December 31, 2023, this amount reflected the amount disclosed above in (b), (c) and (d), plus $161,600, in fees billed to the registrant’s investment adviser for non-audit services that did not relate directly to the operations and financial reporting of the registrant.

(h) The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and administrator is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Stuart A. McFarland, Edward A. Kuczmarski, Heather S. Goldman and William H. Wright II. As of January 1, 2024, Betty Whelchel joined the Board of Directors as an Independent Director and is an Independent Member of the Audit Committee.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information below provides a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Fund uses when a vote presents a conflict of interest.

Proxy Voting Responsibility. The Adviser has adopted policies and procedures for the voting of proxies relating to portfolio securities for the client accounts over which it has been delegated and/or granted proxy voting authority, including the Fund (the “Policies”). The Policies, which have been adopted by the Board of Directors on behalf of the Fund, enable the Fund to vote proxies in a manner consistent with the best interests of the Fund’s stockholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all proxies in accordance with the Policies. The Proxy Voting Committee meets regularly with representatives of the Legal, Compliance, Operations and Investment teams. The Proxy Voting Committee has engaged the services of a third-party proxy voting agent to act as agent to vote proxies, and oversees such third-party proxy voting agent’s compliance with the Policies, including any deviations by the proxy voting agent from the third-party proxy voting guidelines (the “Guidelines”). Under the Policies, the Adviser has adopted the Guidelines as the basis for how proxy proposals are evaluated and voted upon. The Fund is generally a passive investor in holding portfolio securities, seeking to maximize stockholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. In addition, in accordance with local law or business practices, many foreign companies prevent the sales of Shares that have been voted for a certain period beginning prior to the stockholder meeting and ending on the day following the meeting. The costs of voting proxies with respect to Shares of foreign companies include the potentially serious portfolio management consequences of reduced flexibility to sell the Shares at the most advantageous time for the Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance. In determining whether to vote proxies under these circumstances, the Adviser, in consultation with the Proxy Voting Committee, considers whether the costs of voting proxies with respect to such Shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies.

Case-By-Case Voting Matters. Under the Guidelines, certain voting matters are determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on the guidance or a recommendation from the third-party proxy voting agent, or other sources. The Proxy Voting Committee may propose to deviate from the Guidelines or guidance or recommendations from the third-party proxy voting agent. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s stockholders.

Conflicts of Interest. Members of the Proxy Voting Committee will seek to resolve any conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are affected according to the guidance or recommendations of the third-party proxy voting agent. However, if a situation arises where a vote presents a conflict between the interests of the Fund’s stockholders and the interests of the Adviser, and the conflict is known to the Proxy Voting Committee, the Committee may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct the Adviser to abstain from voting because voting on the proposal is impracticable and/or is outweighed by the cost of voting.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for (a) any determination to vote a particular proxy in a manner contrary to the Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner, and (c) any other material determination made by the Proxy Voting Committee, as well as for ensuring the maintenance of records of each proxy vote, as required by applicable law. The third-party proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30 is available: (i) without charge, upon request, by calling toll-free at 1-855-777-8001; and (ii) on the SEC’s website at http://www.sec.gov.

Board Reporting. The Fund’s Chief Compliance Officer will provide a summary report of proxy voting matters at each quarterly meeting of the Board of Directors, which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

Proxy Voting Guidelines. Guidelines are available upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Investment Team – Portfolio Managers

Adviser

A team of investment professionals at the Adviser are jointly and primarily responsible for the day-to-day management and operations of the Fund. The portfolio managers who comprise this team, and their professional backgrounds, are set forth below:

Sam Pollock, Portfolio Manager

Sam Pollock is Chief Executive Officer of Brookfield’s Infrastructure business and Brookfield Infrastructure Partners. In this role, he is responsible for investments, operations and the expansion of the Infrastructure business. Since joining Brookfield in 1994, Mr. Pollock has held a number of senior positions across the organization, including leading Brookfield’s corporate investment group and its private equity business. Mr. Pollock holds a Bachelor of Commerce degree from Queen’s University and is a Chartered Professional Accountant.

Chloe Berry, Portfolio Manager

Ms. Berry is a Managing Director in Brookfield’s Infrastructure Group. In this role, Ms. Berry is the Head of Brookfield Infrastructure Income and is also responsible for the global capital markets and treasury function. She has held a number of roles within Brookfield, including recently leading the finance and operations of Brookfield’s private infrastructure funds. Prior to joining Brookfield, Ms. Berry worked in corporate finance and M&A at large multinational corporations and a global investment bank. Ms. Berry holds a Bachelor of Science degree from McGill University.

Sam Garetano, Portfolio Manager

Mr. Garetano is a Senior Vice President in Brookfield’s Infrastructure Group. In this role, Mr. Garetano is involved in the strategic initiatives for Brookfield’s infrastructure platform. Prior to joining Brookfield, Mr. Garetano was a member of the investor relations and business development teams at Waud Capital Partners and Adams Street Partners. Previously, he worked in BlackRock’s institutional client and alternative strategies group, where he was responsible for delivering alternative investment solutions to clients globally. Mr. Garetano holds a Bachelor of Science degree from Syracuse University.

Caroline Rouse, Portfolio Manager

Ms. Rouse is a Senior Vice President in Brookfield’s Infrastructure Group. In this role, Ms. Rouse is responsible for portfolio management initiatives for the Brookfield Infrastructure Income fund including asset allocation and portfolio construction. Ms. Rouse is also responsible for origination and execution of infrastructure investments for the broader platform. Prior to joining Brookfield, Ms. Rouse was a Vice President in the Project, Infrastructure, and Principal Finance group at Goldman Sachs and held various roles in infrastructure finance and debt capital markets at J.P. Morgan. Ms. Rouse graduated summa cum laude with a BA from Yale University and holds an MPhil with distinction from the University of Cambridge.

Hrishikesh Balaji, Portfolio Manager

Mr. Balaji is a Director in Brookfield’s Infrastructure Group. In this role, Mr. Balaji is responsible for portfolio management initiatives for the Brookfield Infrastructure Income fund including asset allocation and portfolio construction. Prior to this role, Mr. Balaji was responsible for investor relations, capital raising, co-investments, and other strategic initiatives for Brookfield’s private infrastructure funds. Prior to Brookfield, Mr. Balaji worked in the assurance practice at Ernst & Young LLP. Mr. Balaji holds a Bachelor of Arts degree from the Ivey Business School at Western University, is a Chartered Professional Accountant and a CFA Charterholder.

Sub-Adviser

A team of investment professionals at the Sub-Adviser are jointly and primarily responsible for the day-to-day management of the Public Securities Portfolio, subject to overall supervision of the Adviser. The portfolio managers who comprise this team, and their professional backgrounds, are set forth below:

Christopher Janus, Portfolio Manager

Mr. Janus has 16 years of industry experience and is a Director on Brookfield’s Corporate Credit team. He is responsible for portfolio manager duties that span all real asset sectors, the largest of which is infrastructure. Previously, he was a Director on Brookfield’s Structured Products team focused on CMBS, CRE CLOs (Commercial Real Estate Collateralized Loan Obligations) and direct lending. Prior to joining the firm in 2009, Chris began his career at SunTrust Robinson Humphrey within the Real Estate Investment Banking group. Chris earned a Bachelor of Science degree in Mechanical Engineering from Miami University.

Christopher Langs, Portfolio Manager

Mr. Langs is a Managing Director and Portfolio Manager on the Global Credit team for Brookfield’s Public Securities Group. In this role, he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining Brookfield in 2022, Mr. Langs was Co-Chief Investment Officer of fixed income at Mesirow Financial. He previously held portfolio management and credit research roles at Calamos Investments, Aviva Investors, and Standish, Ayer & Wood. Mr. Langs holds a Master of Business Administration degree from the University of Chicago and a Bachelor of Arts degree from Purdue University. He is a CFA charterholder and a member of the CFA Society of Boston.

Daniel Parker, CFA, Portfolio Manager.

Mr. Parker has over 20 years of industry experience and is a Portfolio Manager and Managing Director on the Public Securities Group’s Global Credit team. In addition, Mr. Parker supports the Global Infrastructure Equities team with a focus on utilities. Prior to joining the firm in 2006, Mr. Parker spent four years at Standard & Poor’s where he covered the utilities and natural resources sectors. He started his career in international trade finance as a credit analyst at Canada’s Export Credit Agency, EDC. Mr. Parker holds the Chartered Financial Analyst® designation and is a member of the CFA Society Chicago, Inc. He earned an Honours Bachelor of Commerce degree from Lakehead University.

Management of Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2023: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the AUM of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on:

Adviser

Portfolio Manager	Beneficial Ownership of Equity Securities in the Fund	Number of Registered Investment Companies Managed and Total Assets for such Accounts*		Other Pooled Investment Companies and Total Assets for such Accounts*			Number of Other Accounts Managed and Total Assets for such Accounts*
	# of shares	# of accounts	AUM	# of accounts	AUM		# of accounts	AUM
Sam Pollock	-	-	$-	11	$73,773.3	**	-	$-
Chloe Berry	-	-	$-	-	$-		-	$-
Sam Garetano	-	-	$-	-	$-		-	$-
Caroline Rouse	-	-	$-	5	$5,839.6		-	$-
Hrishikesh Balaji	-	-	$-	-	$-		-	$-

* Assets in millions

** Of the Other Pooled Investment Vehicles, 1 account, totaling $9,267.8 million in assets pays an advisory fee that is based on the performance of the account.

Sub-Adviser

Portfolio Manager	Beneficial Ownership of Equity Securities in the Fund	Number of Registered Investment Companies Managed and Total Assets for such Accounts*		Other Pooled Investment Companies and Total Assets for such Accounts*			Number of Other Accounts Managed and Total Assets for such Accounts*
	# of shares	# of accounts	AUM	# of accounts	AUM		# of accounts	AUM
Christopher Janus	-	1	$997.2	-	$-		9	$5,627.1
Christoper Langs	-	3	$643.7	5	$71.5	**	11	$6,386.4	***
Daniel Parker, CFA	-	3	$643.7	5	$71.5	**	11	$6,386.4	***

* Assets in millions

** Of the Other Pooled Investment Vehicles, 1 account, totaling $7.9 million in assets pays an advisory fee that is based on the performance of the account.

*** Of the Other Accounts, 1 account, totaling $4,737.4 million in assets pays an advisory fee that is based on the performance of the account.

Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2023.

Adviser

Dollar Range of Securities Owned
Sam Pollock	None
Chloe Berry	None
Sam Garetano	None
Caroline Rouse	None
Hrishikesh Balaji	None

Sub-Adviser

Dollar Range of Securities Owned
Christopher Janus	None
Christopher Langs	None
Daniel Parker, CFA	None

Potential Conflicts of Interest

Brookfield is a global alternative asset manager with significant assets under management and a long history of owning, managing and operating assets, businesses and investment vehicles across various sectors (and underlying industries), geographies and strategies. As noted in this SAI, a key element of the Fund’s strategy is to leverage Brookfield’s experience and expertise and its broad reach, relationships and position in the market for investment opportunities and deal flow, financial resources, access to capital markets and operating needs. Brookfield believes this is in the Fund’s and its Portfolio Investments’ best interests. However, being part of this broader platform, as well as activities of and other considerations relating to Brookfield and Brookfield Accounts, give rise to actual or potential conflicts of interest which may not be resolved in favor of the Fund’s or its Portfolio Investments’ interests.

Brookfield’s activities include, among others: investment and asset management; sponsoring, offering and managing private and public investment vehicles that invest in the global fixed income, currency, commodity, equities, secondaries, private and other markets; developing, constructing, owning, managing, operating and servicing real estate and related companies and assets, renewable power and related companies, assets and facilities, infrastructure and related companies and assets, and other businesses and assets including data centers, transportation facilities, electric utilities, industrial and manufacturing facilities, energy companies, metals and mining companies, timberlands and agrilands, natural gas pipelines and storage systems and other assets; providing capital and financing solutions, as well as financial advisory, business development and other financial services; and other activities (collectively, “Brookfield Activities”). While it is expected that the Fund will benefit from Brookfield’s expertise, market positioning and connectivity that arise from Brookfield Activities, in the ordinary course of its business, Brookfield’s interests or the interests of the clients or others receiving services through Brookfield Activities (including other Brookfield Accounts) may conflict with the interests of the Fund, notwithstanding Brookfield’s direct or indirect participation in the Fund or the Fund’s Portfolio Investments. While Brookfield expects that its expertise as a global real asset operator will directly impact the Adviser’s and the Fund’s ability to identify, access and assess investment opportunities, and that the Fund’s Portfolio Investments will benefit from the greater Brookfield ecosystem, there can be no assurance of any such successful collaboration or synergies. A lack of successful collaboration or synergies, whether as a result of concerns related to conflicts or otherwise, may impact Brookfield’s ability to successfully implement its strategies or achieve its investment objectives.

Portfolio Manager Compensation

Each Portfolio Manager is compensated based on the scale and complexity of his portfolio responsibilities, the total return performance of funds and accounts managed by the Portfolio Manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of their firm. Since each Portfolio Manager is responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for each Portfolio Manager varies in line with their seniority and position. The compensation of a Portfolio Manager with other job responsibilities (such as acting as an executive officer of their firm or supervising various departments) includes consideration of the scope of such responsibilities and the Portfolio Manager’s performance in meeting them. The Investment Adviser seeks to compensate each Portfolio Manager commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock based compensation also are influenced by the operating performance of their respective firms and their parent companies. While the salaries of each Portfolio Manager is comparatively fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of their respective firm and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of each Portfolio Manager and other investment professionals has four primary components:

●	A base salary;

●	An annual cash bonus;

●	If applicable, long-term compensation consisting of restricted stock units or stock options of the Adviser’s ultimate parent company, Brookfield Asset Management; and

●	If applicable, long-term compensation consisting of restricted stock units in private funds managed by the investment professional.

Each Portfolio Manager also receives certain retirement, insurance and other benefits that are broadly available to all employees. Compensation of each Portfolio Manager is reviewed on an annual basis by senior management.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Brookfield Infrastructure Income Fund Inc.

By (Signature and Title)	/s/ Chloe Berry
Chloe Berry, President/Principal Executive Officer

Date:	March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Chloe Berry
Chloe Berry, President/Principal Executive Officer

Date:	March 11, 2024

By (Signature and Title)	/s/ Casey P. Tushaus
Casey P. Tushaus, Treasurer/Principal Financial Officer

Date:	March 11, 2024